                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

New Issue Computational Materials

$278,968,000 (Approximate)

Bear Stearns Asset Backed Securities, Inc.
Asset-Backed Certificates, Series 2000-2

EMC Mortgage Corporation
Seller and Master Servicer

November 21, 2000


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                             AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------


TRANSACTION SUMMARY

--------------------------------------------------------------------------------------------------------
                               Average      Principal
                 Approx.       Life to       Window     Principal                        Ratings
 Certificates*   Size ($)     Call (years)   (call)      Lockout     Designations        Moody's/S&P
--------------------------------------------------------------------------------------------------------
AF-1***         109,475,000    3.269         114           None      Senior/Fixed          Aaa/AAA
--------------------------------------------------------------------------------------------------------
AF-2***          37,760,000    1.000          26           None      Senior/Floating       Aaa/AAA
--------------------------------------------------------------------------------------------------------
AF-3             17,109,000    3.000          53            25       Senior/Fixed          Aaa/AAA
--------------------------------------------------------------------------------------------------------
AF-4             19,749,000    7.215         114            52       Senior/Fixed          Aaa/AAA
--------------------------------------------------------------------------------------------------------
A-IO**/***       23,908,000    2.486          30           N/A       Senior/Fixed/IO       Aaa/AAA
--------------------------------------------------------------------------------------------------------
AV-1***          41,070,000    1.740          75           None      Senior/Floating       Aaa/AAA
--------------------------------------------------------------------------------------------------------
M-1***           20,469,000    6.226         114            36       Subordinate/Fixed     Aa2/AA
--------------------------------------------------------------------------------------------------------
M-2***           17,545,000    6.226         114            36       Subordinate/Fixed      A2/A
--------------------------------------------------------------------------------------------------------
B***             15,791,000    6.226         114            36       Subordinate/Fixed    Baa3/BBB
--------------------------------------------------------------------------------------------------------

*   Subject to a 5% variance.

**  Notional balance. IO has coupon of [8.00]% with [30]-month legal final.

*** Subject to an interest rate cap.

-------------------------------------------------------------------------------

SUMMARY OF TERMS

Depositor:                          Bear Stearns Asset Backed Securities, Inc.

Issuer:                             Asset-Backed Certificates, Series 2000-2

Seller and Master Servicer:         EMC Mortgage Corporation

Originators of Collateral:          United Companies Financial Corporation
                                    (85.77%), Wells Fargo Home Mortgage, Inc.
                                    (5.77%), and others (8.46%).

Sole Manager:                       Bear, Stearns & Co. Inc.

Trustee:                            Wells Fargo Bank Minnesota, N.A. (the "Trustee")

Structure:                          Senior/subordinated structure
                                    with certificates collateralized by three
                                    separate mortgage loan groups. Senior
                                    certificates relating to each mortgage loan
                                    group with common subordinate certificates.

Prepayment Assumption:              Fixed-Rate Groups:        18% CPR
                                    Adjustable-Rate Group:    28% CPR

Collateral:                         The aggregate principal balance of the
                                    Mortgage Loans in the Loan Pool as of the
                                    Cut-Off Date is approximately
                                    $292,418,587.37. The Loan Pool will be
                                    divided into three separate loan groups. The
                                    aggregate principal balance of the Mortgage
                                    Loans in Loan Group I is approximately
                                    $142,175,372.30. The aggregate principal
                                    balance of the Mortgage Loans in Loan Group
                                    II is approximately $96,905,349.98. The
                                    aggregate principal balance of the Mortgage
                                    Loans in Loan Group III is approximately
                                    $53,337,865.09.



-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

Cut-off Date:                       November 1, 2000

Expected Settlement Date:           November 30, 2000

First Payment Date:                 December 26, 2000

Payment Dates:                      The 25th day of each month or, if such day
                                    is not a business day, the next succeeding
                                    business day, beginning in December 2000.

Clean-up Call:                      All of the Certificates are priced to the
                                    10% clean-up call. After the clean-up
                                    call date, the coupon on the outstanding
                                    Fixed-Rate Certificates will increase by
                                    50 bps and the spread to LIBOR on the Class
                                    AV-1 Certificates will increase by 2x.

ERISA Eligibility:                  The Senior certificates will be ERISA
                                    eligible as of closing. Prospective
                                    investors should consult their own counsel
                                    with respect to an investment in the
                                    certificates.

SMMEA Treatment:                    The certificates will not constitute
                                    "mortgage-related securities" for purposes
                                    of SMMEA.

Tax Status:                         REMIC under the Internal Revenue Code.

CREDIT ENHANCEMENT

Excess Interest:                    Excess Interest cashflows from each loan
                                    group will be available as credit
                                    enhancement.

Overcollateralization:              The credit enhancement provisions of the
                                    Trust are intended to provide for the
                                    limited acceleration of the senior
                                    certificates relative to the amortization of
                                    the related collateral pool, generally in
                                    the early months of the transaction.
                                    Accelerated amortization is achieved by
                                    applying certain excess interest collected
                                    on the collateral to the payment of
                                    principal on the related senior certificates
                                    resulting in the build up of
                                    overcollateralization ("O/C"). By paying
                                    down the principal balance of the
                                    certificates faster than the principal
                                    amortization of the respective loan group,
                                    an O/C amount equal to the excess of the
                                    aggregate principal balance of the
                                    collateral over the principal balance of the
                                    related certificates is created. Excess cash
                                    flows will be directed to build each O/C
                                    amount until the required O/C target is
                                    reached. Upon this event, the acceleration
                                    feature will cease, unless it is once again
                                    necessary to maintain the required O/C
                                    level.

Cross-Collateralization:            Under certain circumstances, excess cashflow
                                    relating to one or more loan groups shall be
                                    used to cover shortfalls in the payment of
                                    principal allocated to the senior
                                    certificates relating to other loan group or
                                    groups. Also, after the senior certificates
                                    relating to a loan group or groups are no
                                    longer outstanding, principal payments from
                                    the related loan group or groups otherwise
                                    allocable to such senior certificates shall
                                    be allocated to the senior certificates
                                    relating to the other loan group or groups.



-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

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PAYMENTS ON THE CERTIFICATES

Priority of Payments:               On each Distribution Date, the Trustee will
                                    withdraw:

                                        The prepayment charges for such
                                        Distribution Date and pay such amounts
                                        to the Class XP Certificates; and

                                        The Net Interest Funds and Principal
                                        Funds for such Distribution Date and
                                        apply such amounts as follows:

                                    First, to pay accrued and unpaid interest on the Offered Certificates, in the following order of priority:

                                              1. From Net Interest Funds in
                                                 respect of Loan Group I and
                                                 Loan Group II, in proportion to
                                                 the amounts of Net Interest
                                                 Funds relating to each such
                                                 Loan Group, to the Class A-IO
                                                 Certificates, the Current
                                                 Interest and any Interest Carry
                                                 Forward Amount for such Class;

                                              2. (a) From remaining Net Interest
                                                 Funds in respect of Loan Group
                                                 I, to the Class AF-1
                                                 Certificates, the Current
                                                 Interest and any Interest Carry
                                                 Forward Amount for such Class;
                                                 (b) From remaining Net Interest
                                                 Funds in respect of Loan Group
                                                 II, to each Class in the Class
                                                 A-II Group, Current Interest
                                                 and any Interest Carry Forward
                                                 Amount for such Class, on a pro
                                                 rata basis in accordance with
                                                 the amount of accrued interest
                                                 due thereon; and

                                                 (c) From Net Interest Funds in
                                                 respect of Loan Group III, to the
                                                 Class AV-1 Certificates, the Current
                                                 Interest and any Interest Carry
                                                 Forward Amount for such Class;

                                              3. From remaining Net Interest
                                                 Funds in respect of Loan Group
                                                 I, Loan Group II and Loan Group
                                                 III, to the Class M-1
                                                 Certificates, the Class M-2
                                                 Certificates and the Class B
                                                 Certificates, sequentially, in
                                                 that order, the Current
                                                 Interest and any Interest Carry
                                                 Forward Amount for each such
                                                 Class;

                                              4. Any Excess Spread to the extent
                                                 necessary to meet a level of
                                                 overcollateralization equal to
                                                 the Specified
                                                 Overcollateralization Amount
                                                 will be the Extra Principal
                                                 Distribution Amount and will be
                                                 included as part of the
                                                 Principal Distribution Amount;
                                                 and

                                              5. Any Remaining Excess Spread
                                                 will be added to any Excess
                                                 Overcollateralization Amount
                                                 and will be applied as Excess
                                                 Cashflow pursuant to clauses
                                                 second (D) through eighth
                                                 below;


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                                            Notwithstanding the provisions of
                                            clauses first 4 and 5, above, on the
                                            first Distribution Date, all Excess
                                            Spread will be paid to the holders
                                            of the Class B-IO Certificates;

                                    Second, to pay as principal on the Offered
                                    Certificates entitled to payments of
                                    principal, in the following order of
                                    priority:

                                           A. For each Distribution Date
                                              (i) prior to the Stepdown Date
                                              or (ii) on which a Trigger
                                              Event is in effect:

                                              1. To the Senior Certificates
                                                 entitled to payments of
                                                 principal as follows: the
                                                 Principal Distribution Amount
                                                 to (a) the Class AF-1
                                                 Certificates, (b) the Class
                                                 AF-2 Certificates, Class AF-3
                                                 Certificates and Class AF-4
                                                 Certificates, sequentially, in
                                                 that order, and (c) the Class
                                                 AV-1 Certificates, pro rata,
                                                 based on the Principal Funds
                                                 for such Distribution Date from
                                                 each of Loan Group I, Loan
                                                 Group II and Loan Group III,
                                                 respectively, in each case
                                                 until the Certificate Principal
                                                 Balance of the respective Class
                                                 is reduced to zero; the Class
                                                 M-1 certificates, the amount
                                                 necessary to reduce the
                                                 principal balance of the Class
                                                 M-1 certificates to the
                                                 required principal balance for
                                                 the Class M-1 certificates for
                                                 that payment date;

                                              2. To the Class M-1
                                                 Certificates, any remaining
                                                 Principal Distribution Amount
                                                 until the Certificate Principal
                                                 Balance thereof is reduced to
                                                 zero;

                                              3. To the Class M-2
                                                 Certificates, any remaining
                                                 Principal Distribution Amount
                                                 until the Certificate Principal
                                                 Balance thereof is reduced to
                                                 zero;

                                              4. To the Class B Certificates,
                                                 any remaining Principal
                                                 Distribution Amount until the
                                                 Certificate Principal Balance
                                                 thereof is reduced to zero;

                                           B. For each Distribution Date
                                              (i) prior to the Stepdown Date
                                              or (ii) on which a Trigger
                                              Event is in effect:

                                              1. To the Senior Certificates
                                                 entitled to payments of
                                                 principal as follows: from the
                                                 Principal Distribution Amount,
                                                 the Class A Principal
                                                 Distribution Amount to (a) the
                                                 Class AF-1 Certificates, (b)
                                                 the Class AF-2 Certificates,
                                                 the Class AF-3 Certificates and
                                                 the Class AF-4 Certificates,
                                                 sequentially, in that order,
                                                 and (c) the Class AV-1
                                                 Certificates, pro rata, based
                                                 on the Principal Funds for such
                                                 Distribution Date from each of
                                                 Loan Group I, Loan Group II and
                                                 Loan Group III, respectively,
                                                 in each case until the
                                                 Certificate Principal Balance
                                                 of the respective Class is
                                                 reduced to zero;

                                              2. To the Class M-1
                                                 Certificates, from any
                                                 remaining Principal
                                                 Distribution Amount, the Class
                                                 M-1 Principal Distribution
                                                 Amount, until the Certificate
                                                 Principal Balance thereof is
                                                 reduced to zero;


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                                              3. To the Class M-2
                                                 Certificates, from any
                                                 remaining Principal
                                                 Distribution Amount, the Class
                                                 M-2 Principal Distribution
                                                 Amount, until the Certificate
                                                 Principal Balance thereof is
                                                 reduced to zero;

                                              4. To the Class B Certificates,
                                                 from any remaining Principal
                                                 Distribution Amount, the Class
                                                 B Principal Distribution
                                                 Amount, until the Certificate
                                                 Principal Balance thereof is
                                                 reduced to zero;

                                           C. Notwithstanding the provisions
                                              of clauses second (A) and (B), if
                                              on any Distribution Date all of
                                              the Senior Certificates of a Class
                                              A Group or Groups are no longer
                                              outstanding, the pro rata portion
                                              of the Class A Principal
                                              Distribution Amount otherwise
                                              allocable to such Class A Group or
                                              Groups will be allocated to the
                                              remaining Class A Group or Groups,
                                              pro rata in accordance with the
                                              aggregate Certificate Principal
                                              Balances of the outstanding Senior
                                              Certificates of the Class A Group
                                              or Groups to which such funds are
                                              allocated, except that the pro
                                              rata portion of the Class A
                                              Principal Distribution Amount
                                              otherwise allocable to the Class
                                              A-II Group or Class A-III Group
                                              shall be payable to the Class
                                              AF-1Certificates only if no other
                                              Classes of Senior Certificates are
                                              outstanding; and

                                           D. Notwithstanding the provisions
                                              of clauses second (A) and (B), if
                                              on any Distribution Date the pro
                                              rata portion of the Class A
                                              Principal Distribution Amount
                                              allocated to a Class A Group is
                                              insufficient to pay to the related
                                              Senior Certificates the principal
                                              to which they are entitled under
                                              clause second (B) (1), any Excess
                                              Cashflow will be allocated in an
                                              amount equal to the lesser of the
                                              deficiency and the aggregate
                                              amount of such Excess Cashflow,
                                              and if the pro rata portion of the
                                              Class A Principal Distribution
                                              Amount is insufficient in more
                                              than one Class A Group, then pro
                                              rata based upon the respective
                                              amounts of such deficiencies,
                                              except that Excess Cashflow shall
                                              be payable to the Class AF-1
                                              Certificates only if no other
                                              Classes of Senior Certificates are
                                              outstanding.

                                    Third, to the Senior Certificates as
                                    follows: from any remaining Excess Cashflow, pro rata based on the Principal Funds for such Distribution Date from each of Loan
                                    Group I, Loan Group II and Loan Group III to
                                    (a) the Class AF-1 Certificates, an amount equal to any Unpaid Realized Losses for such Class for such Distribution Date, (b) the
                                    Class AF-2 Certificates, the Class AF-3 and the Class AF-4 Certificates, sequentially, in that order, an amount equal to any Unpaid
                                    Realized Losses for the applicable Class for such Distribution Date and (c) the Class
                                    AV-1 Certificates, an amount equal to any Unpaid Realized Losses for such Class for such Distribution Date.

                                    Fourth, from any remaining Excess Cashflow, to the Class M-1 Certificates an amount equal to any Unpaid Realized Losses for such Class for such Distribution Date;

                                    Fifth, from any remaining Excess Cashflow, to the Class M-2 Certificates any amount equal to Unpaid Realized Losses for such Class for such Distribution Date;

                                    Sixth, from any remaining Excess Cashflow, to the Class B Certificates any amount equal to Unpaid Realized Losses for such Class for such Distribution Date;

-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                                    Seventh, from any remaining Excess Cashflow, to the Class B-IO Certificates an amount specified in the Pooling and Servicing
                                    Agreement; and

                                    Eighth, Eighth, any remaining amounts to the Residual Certificates.

Glossary:                           Applied Realized Loss Amount, with respect
                                    to any Class of Offered Certificates and as
                                    to any Distribution Date, means the sum of
                                    the Realized Losses with respect to Mortgage
                                    Loans which have been applied in reduction
                                    of the Certificate Principal Balance of such
                                    Class.

                                    Certificate Principal Balance, with respect to any Class of Offered Certificates (other than any Class A-IO Certificates) and any Distribution Date, is the Original
                                    Certificate Principal Balance of such Class as set forth on the cover page of this Prospectus Supplement, less (i) all amounts in respect of principal distributed to such Class on previous Distribution Dates and
                                    (ii) any Applied Realized Loss Amounts
                                    allocated to such Class on previous
                                    Distribution Dates.

                                    Class A Group is any of the Class A-I Group, the Class A-II Group or the Class A-III
                                    Group, as applicable.

                                    Class A Principal Distribution Amount, is the excess of (A) the aggregate Certificate
                                    Principal Balance of all of the Senior
                                    Certificates immediately prior to such
                                    Distribution Date over (B) the lesser of (I) approximately 51.20% of the Stated Principal
                                    Balances of the Mortgage Loans as of the last day of the related Due Period and (II) the Stated Principal Balances of the Mortgage Loans as of the last day of the related Due Period less the OC Floor.

                                    Class B Principal Distribution Amount is the excess of (x) of the sum of (A) the aggregate Certificate Principal Balance of all of the Senior Certificates (after taking into account distributions of the Class A
                                    Principal Distribution Amount for such
                                    Distribution Date), (B) the Certificate
                                    Principal Balance of the Class M-1
                                    Certificates (after taking into account
                                    distribution of the Class M-1 Principal
                                    Distribution Amount for such Distribution
                                    Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2
                                    Principal Distribution Amount for such
                                    Distribution Date) and (D) the Certificate
                                    Principal Balance of the Class B
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) approximately 88.00% of the aggregate Stated
                                    Principal Balances of all of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period and (B) the aggregate Stated
                                    Principal Balance of all of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period less the OC Floor; provided, however, that after the Certificate Principal
                                    Balances of the Senior Certificates, the Class M-1 Certificates and the Class M-2
                                    Certificates are reduced to zero, the Class
                                    B Principal Distribution Amount for such
                                    Distribution Date will equal 100% of the Principal Distribution Amount.

                                    Class M-1 Principal Distribution Amount, is the excess of (x) the sum of (A) the aggregate Certificate Principal Balance of all of the Senior Certificates (after taking into


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                                    account distributions of the Class A
                                    Principal Distribution Amount for such
                                    Distribution Date) and (B) the Certificate
                                    Principal Balance of the Class M-1
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) approximately 65.20% of the aggregate Stated
                                    Principal Balances of all of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period and (B) the aggregate Stated
                                    Principal Balances of all of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period less the OC Floor.

                                    Class M-2 Principal Distribution Amount is the excess of (x) the sum of (A) the aggregate Certificate Principal Balance of all of the Senior Certificates (after taking into account distributions of the Class A
                                    Principal Distribution Amount for such
                                    Distribution Date), (B) the Certificate
                                    Principal Balance of the Class M-1
                                    Certificates (after taking into account
                                    distribution of the Class M-1 Principal
                                    Distribution Amount for such Distribution
                                    Date) and (C) the Certificate Principal
                                    Balance of the Class M-2 Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) approximately
                                    77.20% of the aggregate Stated Principal
                                    Balances of all of the Mortgage Loans as of the last day of the related Due Period and
                                    (B) the aggregate Stated Principal Balances of all of the Mortgage Loans as of the last day of the related Due Period less the OC
                                    Floor.

                                    Current Interest, with respect to each Class of the Offered Certificates and each Distribution Date is the interest accrued at the applicable Pass-Through Rate for the applicable Accrual Period on the Certificate
                                    Principal Balance of such Class plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

                                    Excess Cashflow, with respect to any
                                    Distribution Date, is the sum of (a) the Excess Overcollateralization Amount and (b) the Remaining Excess Spread, in each case for such Distribution Date.

                                    Excess Overcollateralization Amount, with respect to any Distribution Date, is the excess, if any, of (a) the Overcollateralization Amount over (b) the
                                    Specified Overcollateralization Amount, in each case for such Distribution Date.

                                    Excess Spread, with respect to any
                                    Distribution Date, is the excess, if any, of the Net Interest Funds for such Distribution
                                    Date over required distributions of interest on the Offered Certificates on such Distribution Date.

                                    Extra Principal Distribution Amount, with respect to any Distribution Date, is the lesser of (a) the excess, if any, of the Specified Overcollateralization Amount and for such Distribution Date over the Overcollateralization Amount (after giving effect to distributions of principal on the Certificates other than any Extra Principal
                                    Distribution Amount) and for such
                                    Distribution Date and (b) the Excess Spread for such Distribution Date.

                                    Interest Carry Forward Amount, with respect to each Class of the Offered Certificates and each Distribution Date, is the sum of
                                    (1) the excess of (A) Current Interest for such Class with respect to prior
                                    Distribution Dates over (B) the amount
                                    actually distributed to


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                                    such Class with respect to interest on such prior Distribution Dates and (2) interest on such excess (to the extent permitted by applicable law) at the applicable
                                    Pass-Through Rate.

                                    OC Floor equals 0.50% of the aggregate
                                    Stated Principal Balances of the Mortgage
                                    Loans as of the Cut-off Date.

                                    Overcollateralization Amount, with respect to any Distribution Date, is the excess, if any, of (a) the aggregate Stated Principal
                                    Balances of the Mortgage Loans as of the last day of the related Due Period over (b) the Certificate Principal Balances of the Offered Certificates as of such date (after taking into account the payment of principal other than any Extra Principal Distribution
                                    Amount on such Certificates on such
                                    Distribution Date).

                                    Principal Distribution Amount, with respect to each Distribution Date, is the sum of (x) the Principal Funds for such Distribution
                                    Date plus (y) any Extra Principal
                                    Distribution Amount for such Distribution
                                    Date less (z) any Excess
                                    Overcollateralization Amount for such
                                    Distribtion Date.

                                    Realized Loss is the excess of the Stated
                                    Principal Balance of a defaulted Mortgage
                                    Loan over the net liquidation proceeds with respect thereto that are allocated to principal.

                                    Remaining Excess Spread with respect to any Distribution Date, is the Excess Spread less any Extra Principal Distribution Amount, in each case for such Distribution Date.

                                    Senior Enhancement Percentage for any
                                    Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate of the Certificate Principal Balances of the Subordinated Offered Certificates and (ii) the Overcollateralization Amount after taking into account the distribution of the related Principal Distribution Amounts on such Distribution Date by (y) the aggregate
                                    Stated Principal Balances of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period.

                                    Specified Overcollateralization Amount
                                    means, prior to the Stepdown Date, an amount equal to 6.00% of the Cut-off Date Principal
                                    Balance of the Mortgage Loans, and on and after the Stepdown Date, an amount equal to 12.00% of the aggregate Stated Principal
                                    Balance of the Mortgage Loans as of the last day of the related Due Period, subject to a minimum amount equal to the OC Floor;
                                    provided, however, that, if on any
                                    Distribution Date, a Trigger Event has
                                    occurred, the Specified
                                    Overcollateralization Amount shall not be reduced to the applicable percentage of the then current aggregate Stated Principal
                                    Balance of the Mortgage Loans until the
                                    Distribution Date on which a Trigger Event no longer exists.

                                    Specified Senior Enhancement Percentage
                                    means 48.80%.

                                    Stepdown Date, is the later to occur of (i) the Distribution Date in December 2003 or
                                    (ii) the first Distribution Date on which the Senior Enhancement Percentage
                                    (calculated for this purpose only after
                                    taking into account distributions of
                                    principal on the related Mortgage Loans on such Distribution Date, but prior to any applications of Principal Funds to the Certificates) is greater than or equal to the Specified Senior Enhancement Percentage.


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                                    A Trigger Event, with respect to a
                                    Distribution Date after the Stepdown Date, exists if certain rates of cumulative losses have occurred during certain periods of time as specified in the Pooling and Servicing
                                    Agreement or a Delinquency Event shall have occurred and be continuing. A 'Delinquency
                                    Event' shall have occurred and be continuing if at any time, (x) the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated
                                    Principal Balance of all of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period, equals or exceeds (y) 45% of the Senior Enhancement Percentage.

                                    Unpaid Realized Loss Amount, with respect to any Class of the Offered Certificates and as to any Distribution Date, is the excess of
                                    (i) Applied Realized Loss Amounts with
                                    respect to such Class over (ii) the sum of all distributions in reduction of the Applied Realized Loss Amounts on all previous Distribution Dates. Any amounts distributed to a Class of Offered
                                    Certificates in respect of any Unpaid
                                    Realized Loss Amount will not be applied to reduce the Certificate Principal Balance of such Class.


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                        Summary of Expected Subordination

-------------------------------------------------------------------------------------------------------------------------------
                                                          Initial          Expected Total                        Expected Total
                                                      OC Target Prior      Target Credit       OC Target on      Target Credit
                                                        to Stepdown         Enhancement          or after         Enhancement
                                Expected Initial         Date(b)        Prior to Stepdown       Stepdown         on or after
Offered Certificates             Subordination(a)                               Date             Date(b)         Stepdown Date
-------------------------------------------------------------------------------------------------------------------------------
Class A Certificates                 [23.00]%             [6.00]%             [24.40]%           [12.00]%           [48.80]%
-------------------------------------------------------------------------------------------------------------------------------
Class M-1 Certificates               [16.00]%             [6.00]%             [17.40]%           [12.00]%           [34.80]%
-------------------------------------------------------------------------------------------------------------------------------
Class M-2 Certificates               [10.00]%             [6.00]%             [11.40]%           [12.00]%           [22.80]%
-------------------------------------------------------------------------------------------------------------------------------
Class B Certificates                  [4.60]%             [6.00]%             [6.00]%            [12.00]%           [12.00]%
-------------------------------------------------------------------------------------------------------------------------------

(a) Represents the expected amount of subordination for each class of Certificates as of the closing date.

(b) The overcollateralization amount will equal [4.60]% as of the closing date. Excess spread, if available, will be applied to make accelerated payments of principal until the overcollateralization amount equals the targeted overcollateralization amount, which is equal to [6.00]% of the initial collateral amount plus amounts on deposit in the pre-funding account on the closing date. On or after the Stepdown Date, the targeted overcollateralization amount is allowed to stepdown to [12.00%] of the then current collateral balance.



-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                              COLLATERAL - GENERAL

EMC Mortgage Corporation ("EMC") recently acquired a whole loan portfolio of performing and non-performing mortgage loans that were originated by the United Companies Financial Corporation ("UCFC") of Baton Rouge, Louisiana. The portfolio was acquired by EMC in a bankruptcy auction of the remaining assets of the UCFC bankruptcy estate. Of the whole loans purchased in such transaction, EMC has only included in the 2000-2 securitization those mortgage loans (the "UCFC Securitized Assets") which were less than 60 days delinquent as of October 31, 2000. The UCFC Securitized Assets comprise, as of October 31, 2000, 4,421 mortgage loans with an approximate unpaid principal balance of $250,805,605 (approximately 85.77% of the securitization pool by principal balance). Each mortgage loan is a fixed-rate or adjustable-rate, fully-amortizing or balloon loan secured by a first or second lien on a one- to four-family residential property.

In addition to the assets purchased from UCFC, there are, as of October 31, 2000, 464 mortgage loans (the "Other Securitized Assets") with an approximate unpaid principal balance of $41,612,982 included in this transaction, which were purchased in EMC's ordinary course of business. The Other Securitized Assets were acquired from 15 different originators (none of which originated more than 41% of the Other Securitized Assets) and none of such assets are 60 or more days delinquent as of October 31, 2000. The Other Securitized Assets make up approximately 14.23% of the securitization pool by principal balance.

Specific points with respect to the collateral:

         Delinquency Information. As of October 31, 2000Approximately 3.93% of the portfolio is 31 to 60 days delinquent and no loans are 61 or more days delinquent;

         HOEPA. Approximately 27.50% of the mortgage loans are subject to special rules, disclosure requirements and other provisions that were added to the federal Truth-in-Lending Act by the Home Ownership and Equity Protection Act of 1994 due to interest rates or origination costs in excess of certain prescribed levels. EMC will represent that the mortgage loans were originated in accordance with any federal, state and local laws;

         Credit Life Insurance. At origination, many of the borrowers were given the option to obtain a credit life insurance policy in conjunction with the origination of their loan. Such policy provides for, upon the death of such borrower, an amount generally sufficient to fully pay off the mortgage loan. Approximately 15.85% of the mortgage loans were originated with credit life insurance. Such credit life premiums were financed by adding the total premium (principal and interest amounts payable throughout the term of such policy) to the mortgage loan balance. If the policy is canceled or there are any refunds due, the insurer will pay the servicer directly as a curtailment to the remaining UPB. The current insurer is Balboa Life Insurance Company; and

         Credit Scores. Updated FICO scores were obtained as of October 6th on the loans acquired from UCFC and within the last six months for the remaining loans. The information is included in the Computational Materials.

     Servicing Limitations, Extensions and Modifications. The Master Servicer may be limited in its ability to foreclose on a Mortgaged Property in the event that a Mortgagor defaults under a payment agreement, or a bankruptcy plan. If a Mortgage Loan goes into a default (as determined by the Master Servicer), the Master Servicer will have the discretion, subject to certain conditions, to modify, waive or amend certain terms of the Mortgage Loan (which may include, without limitation, a reduction in the interest rate) without the consent of the Trustee or any Certificateholder. If any Scheduled Principal Balance remains due at the original maturity date resulting in a required balloon payment, the borrower's obligation to repay such remaining amounts may, if the borrower is in default, be extended for a period of time to allow the loan to fully amortize.



-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                     Computational Materials for
[BEAR STEARNS LOGO]                  Bear Stearns Asset Backed Securities, Inc.
                                     Asset-Backed Certificates, Series 2000-2

--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY

                                (Total Loan Pool)

            Cut-Off Date                                  11/1/00

            Total Outstanding Balance:                    $292,418,587.37

            Number of Loans:                              4,885

            Average Remaining Balance:                    $59,860.51 (range: $680.39 - $485,753.82)

            Loan Type:                                    81.76% fixed-rate and 18.24% adjustable-rate loans

            WA Gross Coupon:                              10.09% (range: 6.15% - 17.90%)

            Original Weighted Average Term:               306 months (range:  27 - 429 months)

            Remaining Weighted Average Term:              285 months (range:  2 - 355 months)

            Lien Position:                                97.05% first, 2.95% second

            WA LTV Ratio:                                 81.41%

            WA Credit Score:                              607

            Documentation:                                87.72% full,
                                                          8.18% alt/lite,
                                                          2.33% no income no asset,
                                                          1.33% income only
                                                          0.44% unknown.

            Property Type:                                81.54% single family,
                                                          10.51% manufactured housing,
                                                          3.18% 2-4 family,
                                                          1.64% land,
                                                          1.60% PUD,
                                                          0.89% condo,
                                                          0.64% townhouse.

            Owner Occupancy:                              96.78% owner occupied,
                                                          3.22% non-owner occupied.

            Loan Purpose:                                 77.68% cash-out refi,
                                                          20.20% purchase,
                                                          1.99% rate/term refi,
                                                          0.12% unknown.

            Geographic Distribution:                      CA (7.35%), LA (6.71%), NY (6.05%),
            (all states >=5.00%)                          OH (5.59%), NC (5.08%)

            Deliquency Status                             3.93% 31-60 days



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                     Computational Materials for
[BEAR STEARNS LOGO]                  Bear Stearns Asset Backed Securities, Inc.
                                     Asset-Backed Certificates, Series 2000-2

--------------------------------------------------------------------------------


Total Loan Pool - Loan Characteristics

--------------------------------------------------------------------------------
Set forth below is a description of certain characteristics of the Mortgage Loans in the Loan Pool as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Mortgage Loans in the Loan Pool are as of the Cut-Off Date and all percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).

--------------------------------------------------------------------------------

                         Outstanding Principal Balances

 --------------------------------------------
 --------------------------------------------
 --------------------------------------------                                                              Percent of
 --------------------------------------------               Number of                Principal          Mortgage Loans
       Range of Principal Balances ($)                 Mortgage Loans                  Balance    by Principal Balance
 --------------------------------------------   ---------------------   ----------------------   ----------------------
             $0.00    to     $25,000.00                           956           $16,061,341.25                   5.49%
        $25,000.01    to     $50,000.00                         1,513            56,164,733.46                   19.21
        $50,000.01    to     $75,000.00                         1,177            72,080,250.73                   24.65
        $75,000.01    to     $100,000.00                          557            47,984,323.22                   16.41
       $100,000.01    to     $125,000.00                          319            35,479,634.62                   12.13
       $125,000.01    to     $150,000.00                          147            19,996,194.12                    6.84
       $150,000.01    to     $175,000.00                           78            12,531,357.98                    4.29
       $175,000.01    to     $200,000.00                           51             9,519,140.79                    3.26
       $200,000.01    to     $225,000.00                           28             5,961,849.99                    2.04
       $225,000.01    to     $250,000.00                           24             5,657,908.98                    1.93
       $250,000.01    to     $275,000.00                           10             2,613,233.72                    0.89
       $275,000.01    to     $300,000.00                           11             3,147,428.16                    1.08
       $300,000.01     +                                           14             5,221,190.35                    1.79
                                                                   --             ------------                    ----
                                        Total                   4,885          $292,418,587.37                 100.00%

   As of the Cut-Off Date, the average Principal Balance of Mortgage Loans in the Loan Pool is approximately $59,860.51.

                                            Combined Loan-to-Value Ratios


--------------------------------------
--------------------------------------
--------------------------------------                                                                      Percent of
           Range of Combined                                Number of                Principal          Mortgage Loans
       Loan-to-Value Ratios (%)                        Mortgage Loans                  Balance    by Principal Balance
--------------------------------------       ------------------------   ----------------------    --------------------
                  <     10.00%                                      5               $41,466.61                   0.01%
       10.01%    to     20.00%                                     22               412,414.04                    0.14
       20.01%    to     25.00%                                     22               551,450.23                    0.19
       25.01%    to     30.00%                                     25               654,796.21                    0.22
       30.01%    to     40.00%                                     71             1,660,865.06                    0.57
       40.01%    to     50.00%                                    158             4,656,081.39                    1.59
       50.01%    to     60.00%                                    252             9,098,963.60                    3.11
       60.01%    to     70.00%                                    432            20,271,720.98                    6.93
       70.01%    to     80.00%                                  1,423            82,815,426.71                   28.32
       80.01%    to     90.00%                                  1,674           120,235,151.40                   41.12
       90.01%    to     100.00%                                   758            50,626,393.86                   17.31
      100.01%    to     110.00%                                    32             1,045,205.72                    0.36
      110.01%    to     120.00%                                     8               218,232.78                    0.07
      120.01%    to     125.00%                                     3               130,418.78                    0.04
                                                                    -               ----------                    ----
                                        Total                   4,885          $292,418,587.37                 100.00%

   As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Mortgage in the Loan Pool is approximately 81.41%.



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                     Computational Materials for
[BEAR STEARNS LOGO]                  Bear Stearns Asset Backed Securities, Inc.
                                     Asset-Backed Certificates, Series 2000-2

--------------------------------------------------------------------------------


                           Geographical Distributions

---------------------------------------------
---------------------------------------------
---------------------------------------------                                                                  Percent of
---------------------------------------------                 Number of                Principal           Mortgage Loans
Location                                                 Mortgage Loans                  Balance     by Principal Balance
---------------------------------------------   -----------------------   ----------------------   ----------------------
California                                                          195            21,501,279.26                     7.35
Louisiana                                                           419            19,626,221.57                     6.71
New York                                                            270            17,694,045.25                     6.05
Ohio                                                                301            16,346,461.65                     5.59
North Carolina                                                      269            14,845,404.76                     5.08
Georgia                                                             220            14,168,482.28                     4.85
Florida                                                             216            13,598,632.20                     4.65
Michigan                                                            271            13,285,348.04                     4.54
Tennessee                                                           211            11,332,872.51                     3.88
Indiana                                                             207            10,433,877.49                     3.57
Mississippi                                                         210             9,645,708.42                     3.30
Pennsylvania                                                        180             9,434,117.41                     3.23
South Carolina                                                      124             7,452,449.99                     2.55
Kentucky                                                            128             6,248,944.73                     2.14
Illinois                                                            130             6,105,610.62                     2.09
Texas                                                                92             6,012,171.64                     2.06
Oklahoma                                                            146             5,960,316.46                     2.04
Other                                                             1,296            88,726,643.09                    30.34
                                                                 ------           --------------                    -----
                                        Total                     4,885          $292,418,587.37                  100.00%

  The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the total Principal Balance of the Loan Pool as of the Cut-Off Date.



                       Months Remaining to Stated Maturity


-----------------------------------
-----------------------------------
-----------------------------------                                                                         Percent of
-----------------------------------                         Number of                Principal          Mortgage Loans
      Range of Remaining Terms                         Mortgage Loans                  Balance    by Principal Balance
-----------------------------------               -------------------    --------------------- -----------------------
                 <     48                                          93              $770,469.26                   0.26%
           49    to    60                                          16               217,137.14                    0.07
           61    to    120                                        426             9,538,472.82                    3.26
          121    to    180                                      1,436            56,281,672.54                   19.25
          181    to    240                                        474            23,783,181.18                    8.13
          241    to    300                                         76             4,580,388.79                    1.57
          301    to    360                                      2,364           197,247,265.64                   67.45
                                                                -----           --------------                   -----
                                        Total                   4,885          $292,418,587.37                 100.00%

As of the Cut-Off Date, the weighted average months remaining to scheduled maturity of the Mortgage Loans in the Loan Pool is approximately 285 months.



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                     Computational Materials for
[BEAR STEARNS LOGO]                  Bear Stearns Asset Backed Securities, Inc.
                                     Asset-Backed Certificates, Series 2000-2

--------------------------------------------------------------------------------


                              Current Gross Coupon


-------------------------------
-------------------------------
-------------------------------                                                                             Percent of
-------------------------------                             Number of                Principal          Mortgage Loans
      Range of Coupons (%)                             Mortgage Loans                  Balance    by Principal Balance
------------------------------                   --------------------     --------------------  ----------------------
      6.001%   to    6.500%                                        14            $1,440,794.08                   0.49%
      6.501%   to    7.000%                                       166            14,583,006.86                    4.99
      7.001%   to    7.500%                                        33             2,435,482.56                    0.83
      7.501%   to    8.000%                                        33             2,663,555.35                    0.91
      8.001%   to    8.500%                                       154            11,499,586.39                    3.93
      8.501%   to    9.000%                                       442            35,212,109.51                   12.04
      9.001%   to    9.500%                                       525            38,469,285.47                   13.16
      9.501%   to    10.000%                                      726            48,385,869.55                   16.55
     10.001%   to    10.500%                                      572            37,323,345.50                   12.76
     10.501%   to    11.000%                                      537            34,508,254.81                    11.8
     11.001%   to    11.500%                                      427            21,085,620.99                    7.21
     11.501%   to    12.000%                                      477            19,687,786.30                    6.73
     12.001%   to    12.500%                                      173             6,554,653.70                    2.24
     12.501%   to    13.000%                                      333            10,124,398.21                    3.46
     13.001%   to    13.500%                                      124             4,387,672.15                    1.50
     13.501%   to    14.000%                                       57             1,496,697.52                    0.51
     14.001%   to    14.500%                                       33               969,995.52                    0.33
     14.501%   to    15.000%                                       32               739,154.24                    0.25
     15.001%   to    15.500%                                       22               737,239.42                    0.25
     15.501%   to    16.000%                                        4                90,471.66                    0.03
     17.501%   to    18.000%                                        1                23,607.58                    0.01
                                                                    -                ---------                    ----
                                        Total                   4,885          $292,418,587.37                 100.00%

As of the Cut-Off Date, the weighted average current gross coupon of the Mortgage Loans in the Loan Pool is approximately 10.09%.


                                  Lien Position

--------------------------
--------------------------
--------------------------                                                                                 Percent of
--------------------------                                  Number of                Principal          Mortgage Loans
Lien Position                                          Mortgage Loans                  Balance    by Principal Balance
--------------------------                        -------------------      -------------------  ----------------------
First                                                           4,494          $283,778,555.71                  97.05%
Second                                                            391             8,640,031.66                    2.95
                                                                  ---             ------------                    ----
                                        Total                   4,885          $292,418,587.37                 100.00%




--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                     Computational Materials for
[BEAR STEARNS LOGO]                  Bear Stearns Asset Backed Securities, Inc.
                                     Asset-Backed Certificates, Series 2000-2

--------------------------------------------------------------------------------

                                 Occupancy Types

-------------------------------------
-------------------------------------    ---------------------------                          -----------------------
-------------------------------------    ---------------------------     -------------------               Percent of
Occupancy                                                  Number of               Principal           Mortgage Loans
(as indicated by Borrower)                            Mortgage Loans                 Balance     by Principal Balance
-------------------------------------    ---------------------------     -------------------  -----------------------
Owner Occupied                                                 4,628         $282,990,454.59                   96.78%
Investment                                                       249            9,046,707.23                     3.09
Second Home                                                        6              308,686.73                     0.11
Unknown                                                            2               72,738.82                     0.02
                                                                   -               ---------                     ----
                                      Total                    4,885         $292,418,587.37                  100.00%



                                  Loan Purpose


---------------------------------
---------------------------------      -----------------------------                           ----------------------
---------------------------------      -----------------------------          --------------               Percent of
---------------------------------                          Number of               Principal           Mortgage Loans
Loan Purpose                                          Mortgage Loans                 Balance     by Principal Balance
---------------------------------      -----------------------------          --------------   ----------------------
Cash-Out Refi                                                  4,032         $227,162,088.33                   77.68%
Purchase                                                         786           59,065,291.74                    20.20
Rate/Term Refi                                                    54            5,832,766.28                     1.99
Unknown                                                           13              358,441.02                     0.12
                                                                  --              ----------                     ----
                                      Total                    4,885         $292,418,587.37                  100.00%





--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                     Computational Materials for
[BEAR STEARNS LOGO]                  Bear Stearns Asset Backed Securities, Inc.
                                     Asset-Backed Certificates, Series 2000-2

--------------------------------------------------------------------------------



                                  Credit Scores


    ----------------------------------
    ----------------------------------                                                             -----------------------
    ----------------------------------                                                                          Percent of
    ----------------------------------               Number of                                              Mortgage Loans
        Range of Credit Scores                  Mortgage Loans           Principal Balance            by Principal Balance
    ----------------------------------          --------------           -----------------         -----------------------
           Not Available                                   138              $5,900,244.95                            2.02%
            1    to    499                                 271              15,723,175.36                             5.38
          500    to    519                                 308              16,583,009.25                             5.67
          520    to    539                                 397              24,576,076.98                             8.40
          540    to    559                                 387              23,424,000.57                             8.01
          560    to    579                                 419              27,330,986.34                             9.35
          580    to    599                                 414              25,415,037.37                             8.69
          600    to    619                                 432              26,192,193.44                             8.96
          620    to    639                                 473              28,207,912.51                             9.65
          640    to    659                                 455              27,490,471.40                             9.40
          660    to    679                                 407              24,199,963.00                             8.28
          680    to    699                                 265              16,715,427.33                             5.72
          700    to    719                                 219              13,026,648.33                             4.45
          720    to    739                                 125               7,927,355.69                             2.71
          740    to    759                                  86               4,779,651.51                             1.63
          760    to    779                                  46               2,548,129.15                             0.87
          780    to    799                                  34               1,862,055.33                             0.64
          800    +                                           9                 516,248.86                             0.18
                                                             -                 ----------                             ----
                                        Total            4,885            $292,418,587.37                          100.00%


   As of the Cut-Off Date, the weighted average Credit Score of the Borrower of the Mortgage Loans having Credit Scores in the Loan Pool is approximately 607.

                                  Property Type

                                             ------------------------
                                             ------------------------   --------------------               Percent of
                                                           Number of               Principal           Mortgage Loans
Property Type                                         Mortgage Loans                 Balance     by Principal Balance
---------------------------------------      ------------------------   --------------------   ----------------------
Single Family                                                  4,034         $238,432,940.02                   81.54%
Manufactured Housing                                             503           30,721,692.39                    10.51
2-4 Family                                                       164            9,302,183.70                     3.18
Land                                                              66            4,782,021.60                     1.64
PUD                                                               38            4,685,603.36                     1.60
Condo                                                             42            2,614,692.19                     0.89
Townhouse                                                         38            1,879,454.11                     0.64
                                                                  --            ------------                     ----
                                       Total                   4,885         $292,418,587.37                  100.00%





--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                               COLLATERAL SUMMARY

                                  Loan Group I

      Cut-Off Date                              11/1/00

      Total Outstanding Balance:                $142,175,372.30

      Number of Loans:                          2,289

      Average Remaining Balance:                $62,112.44 (range: $1,221.19 - $248,586.46)

      Loan Type:                                100.00% fixed-rate loans

      WA Gross Coupon:                          9.77% (range: 6.40% - 17.90%)

      Original Weighted Average Term:           304 months (range: 27 - 361 months)

      Remaining Weighted Average Term:          282 months (range: 2 - 354 months)

      Lien Position:                            96.53% first, 3.47% second

      WA LTV Ratio:                             81.03%

      WA Credit Score:                          613

      Documentation:                            88.47% full,
                                                7.71% alt/lite,
                                                1.71% no income no asset,
                                                1.56% income only,
                                                0.55% unknown.

      Property Type:                            76.44% single family,
                                                17.37% manufactured housing,
                                                3.38% 2-4 family,
                                                1.25% PUD,
                                                0.85% townhouse,
                                                0.71% condo.

      Owner Occupancy:                          95.34% owner occupied,
                                                4.66% non-owner occupied.

      Loan Purpose:                             72.24% cash-out refi,
                                                26.24% purchase,
                                                1.47% rate/term refi,
                                                0.06% unknown.

      Geographic Distribution:                  LA (7.52%), NY (6.87%), FL (6.25%),
      (all states >=5.00%)                      CA (6.12%), OH (5.22%)

      Deliquency Status                         3.82% 31-60 days




-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

Loan Group I - Characteristics

-------------------------------------------------------------------------------
Set forth below is a description of certain characteristics of the Mortgage Loans in Loan Group I as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Mortgage Loans in Loan Group I are as of the Cut-Off Date and all percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).
-------------------------------------------------------------------------------

                         Outstanding Principal Balances

---------------------------------------------
---------------------------------------------                                           ----------------------------
---------------------------------------------                                                             Percent of
---------------------------------------------        Number of                                        Mortgage Loans
       Range of Principal Balances ($)          Mortgage Loans    Principal Balance             by Principal Balance
---------------------------------------------  ----------------   -----------------     ----------------------------
             $0.01    to     $25,000.00                    413        $6,677,018.44                             4.70%
        $25,000.01    to     $50,000.00                    673        25,313,263.63                            17.80
        $50,000.01    to     $75,000.00                    524        32,176,137.82                            22.63
        $75,000.01    to     $100,000.00                   292        25,241,272.32                            17.75
       $100,000.01    to     $125,000.00                   199        22,055,749.02                            15.51
       $125,000.01    to     $150,000.00                    83        11,311,755.67                             7.96
       $150,000.01    to     $175,000.00                    50         8,061,193.04                             5.67
       $175,000.01    to     $200,000.00                    28         5,233,549.12                             3.68
       $200,000.01    to     $225,000.00                    12         2,554,074.36                             1.80
       $225,000.01    to     $250,000.00                    15         3,551,358.88                             2.50
                                                            --         ------------                             ----
                                        Total            2,289      $142,175,372.30                           100.00%

As of the Cut-Off Date, the average Principal Balance of the Mortgage Loans in Loan Group I is approximately $62,112.44.

                          Combined Loan-to-Value Ratios



---------------------------------------------
---------------------------------------------
---------------------------------------------                                                              Percent of
           Range of Combined                         Number of                                         Mortgage Loans
       Loan-to-Value Ratios (%)                 Mortgage Loans     Principal Balance             by Principal Balance
---------------------------------------------  ----------------    -----------------     ----------------------------

                  <     10.00%                               3            $26,162.00                             0.02%
       10.01%    to     20.00%                              10            199,735.55                             0.14
       20.01%    to     25.00%                              12            334,450.33                             0.24
       25.01%    to     30.00%                               9            212,629.79                             0.15
       30.01%    to     40.00%                              28            770,776.18                             0.54
       40.01%    to     50.00%                              62          1,915,445.31                             1.35
       50.01%    to     60.00%                             107          4,074,013.51                             2.87
       60.01%    to     70.00%                             196          9,517,282.87                             6.69
       70.01%    to     80.00%                             757         43,536,110.09                            30.62
       80.01%    to     90.00%                             822         62,711,298.99                            44.11
       90.01%    to     100.00%                            257         18,224,426.61                            12.82
      100.01%    to     110.00%                             20            583,212.75                             0.41
      110.01%    to     120.00%                              5             55,364.14                             0.04
      120.01%    to     125.00%                              1             14,464.18                             0.01
                                                             -             ---------                             ----
                                        Total            2,289       $142,175,372.30                           100.00%

As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Mortgage Loans in Loan Group I is approximately 81.03%.


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                           Geographical Distributions

--------------------------
--------------------------     ----------------------                                ---------------------------
--------------------------     ----------------------                                                 Percent of
--------------------------                  Number of   ------------------------                  Mortgage Loans
Location                               Mortgage Loans          Principal Balance            by Principal Balance
--------------------------     ----------------------   ------------------------     ---------------------------
Louisiana                                         217             $10,696,882.80                            7.52%
New York                                          121               9,762,633.07                            6.87
Florida                                           150               8,890,439.56                            6.25
California                                         81               8,703,564.07                            6.12
Ohio                                              121               7,427,893.38                            5.22
Georgia                                           118               6,324,495.41                            4.45
Michigan                                          105               6,001,899.38                            4.22
Tennessee                                          97               5,571,574.46                            3.92
South Carolina                                     86               5,347,777.65                            3.76
North Carolina                                     87               4,761,525.37                            3.35
Mississippi                                        93               4,513,335.50                            3.17
Pennsylvania                                       79               4,381,883.78                            3.08
Indiana                                            75               3,767,185.85                            2.65
New Hampshire                                      37               3,724,098.19                            2.62
Texas                                              64               3,697,373.16                            2.60
Alabama                                            72               3,063,144.91                            2.15
Other                                             686              45,539,665.76                           32.03
                                                  ---              -------------                           -----
                              Total             2,289            $142,175,372.30                          100.00%

  The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the total Principal Balance of Loan Group I as of the Cut-Off Date.


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                              Current Gross Coupon

--------------------------
--------------------------                                                           ---------------------------
--------------------------                                                                            Percent of
--------------------------                  Number of                                             Mortgage Loans
Range of Coupons (%)                   Mortgage Loans          Principal Balance            by Principal Balance
--------------------------     ----------------------   ------------------------     ---------------------------
      6.001%   to    6.500%                        11              $1,170,277.25                            0.82%
      6.501%   to    7.000%                       127              11,634,832.77                            8.18
      7.001%   to    7.500%                        29               2,204,967.78                            1.55
      7.501%   to    8.000%                        25               1,629,485.51                            1.15
      8.001%   to    8.500%                       114               8,286,915.45                            5.83
      8.501%   to    9.000%                       242              18,792,254.14                           13.22
      9.001%   to    9.500%                       226              17,425,745.94                           12.26
      9.501%   to    10.000%                      351              23,853,143.01                           16.78
     10.001%   to    10.500%                      264              16,448,544.01                           11.57
     10.501%   to    11.000%                      259              14,885,954.31                           10.47
     11.001%   to    11.500%                      196               9,670,742.28                            6.80
     11.501%   to    12.000%                      192               7,767,318.98                            5.46
     12.001%   to    12.500%                      102               3,631,229.81                            2.55
     12.501%   to    13.000%                       75               2,606,788.27                            1.83
     13.001%   to    13.500%                       35               1,017,046.90                            0.72
     13.501%   to    14.000%                       22                 526,664.06                            0.37
     14.001%   to    14.500%                        9                 262,700.79                            0.18
     14.501%   to    15.000%                        6                 146,794.67                            0.10
     15.001%   to    15.500%                        2                 171,798.35                            0.12
     15.501%   to    16.000%                        1                  18,560.44                            0.01
     17.501%   to    18.000%                        1                  23,607.58                            0.02
                                                    -                  ---------                            ----
                               Total            2,289            $142,175,372.30                          100.00%

As of the Cut-Off Date, the weighted average current gross coupon of the Mortgage Loans in Loan Group I is approximately 9.77%.



                       Months Remaining to Stated Maturity

--------------------------
--------------------------
--------------------------                                                                            Percent of
--------------------------                  Number of                                             Mortgage Loans
Range of Remaining Terms               Mortgage Loans          Principal Balance            by Principal Balance
--------------------------     ----------------------   ------------------------     ---------------------------
      1    to    48                              49                $362,360.58                             0.25%
     49    to    60                               9                 141,126.18                             0.10
     61    to    120                            170               4,145,769.60                             2.92
    121    to    180                            657              27,861,432.14                            19.60
    181    to    240                            272              14,013,897.19                             9.86
    241    to    300                             53               3,202,970.13                             2.25
    301    to    360                          1,079              92,447,816.48                            65.02
                                              -----              -------------                            -----
                                 Total        2,289            $142,175,372.30                           100.00%

   As of the Cut-Off Date, the weighted average months remaining to scheduled maturity of the Mortgage Loans in Loan Group I is approximately 282 months.


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------


                                  Lien Position

--------------------------
--------------------------                                                          ----------------------------
--------------------------                                                                            Percent of
--------------------------                  Number of                                             Mortgage Loans
Lien Position                          Mortgage Loans          Principal Balance            by Principal Balance
--------------------------     ----------------------   ------------------------     ---------------------------
First                                          2,065            $137,243,866.20                           96.53%
Second                                           224               4,931,506.10                            3.47
                                                 ---               ------------                            ----
                              Total            2,289            $142,175,372.30                         100.00%


                                 Occupancy Types

--------------------------
--------------------------                                                           ---------------------------
--------------------------                                                                            Percent of
Occupancy                                   Number of   ------------------------                  Mortgage Loans
(as indicated by Borrower)             Mortgage Loans          Principal Balance            by Principal Balance
--------------------------     ----------------------   ------------------------     ---------------------------
Owner Occupied                                 2,101            $135,551,357.70                           95.34%
Investment                                       183               6,357,170.74                            4.47
Second Home                                        4                 234,694.13                            0.17
Unknown                                            1                  32,149.73                            0.02
                                                   -                  ---------                            ----
                                      Total    2,289            $142,175,372.30                          100.00%


                                  Loan Purpose

--------------------------
--------------------------                                                           ---------------------------
--------------------------                                                                            Percent of
--------------------------                  Number of   ------------------------                  Mortgage Loans
Loan Purpose                           Mortgage Loans          Principal Balance            by Principal Balance
--------------------------     ----------------------   ------------------------     ---------------------------
Cash-Out Refi                                   1,728            $102,701,588.51                           72.24%
Purchase                                          539              37,310,776.60                           26.24
Rate/Term Refi                                     19               2,084,472.51                            1.47
Unknown                                             3                  78,534.68                            0.06
                                                    -                  ---------                            ----
                              Total             2,289            $142,175,372.30                          100.00%


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                                  Credit Scores


--------------------------
--------------------------                                                        -------------------------
--------------------------                                                                       Percent of
--------------------------                  Number of                                        Mortgage Loans
Range of Crecit Scores                 Mortgage Loans          Principal Balance       by Principal Balance
--------------------------     ----------------------   ------------------------  -------------------------
      Not Available                          78              $3,396,238.89                            2.39%
      1    to    499                        118               7,475,523.48                            5.26
    500    to    519                        125               6,890,924.04                            4.85
    520    to    539                        169              11,251,866.17                            7.91
    540    to    559                        171              10,884,719.15                            7.66
    560    to    579                        182              12,098,564.93                            8.51
    580    to    599                        177              10,882,689.50                            7.65
    600    to    619                        201              12,878,306.93                            9.06
    620    to    639                        222              13,693,880.54                            9.63
    640    to    659                        212              14,056,108.26                            9.89
    660    to    679                        209              12,430,449.18                            8.74
    680    to    699                        140               9,028,622.53                            6.35
    700    to    719                        102               6,056,047.38                            4.26
    720    to    739                         73               4,681,454.45                            3.29
    740    to    759                         46               2,793,094.17                            1.96
    760    to    779                         30               1,686,072.49                            1.19
    780    to    799                         28               1,601,170.71                            1.13
    800    +                                  6                 389,639.50                            0.27
                                              -                 ----------                            ----
                         Total            2,289            $142,175,372.30                          100.00%

As of the Cut-Off Date, the weighted average Credit Score of the Borrower of the Mortgage Loans having Credit Scores in Loan Group I is approximately 613.



                                  Property Type

                               ---------------------                                 ---------------------------
                               ----------------------                                                 Percent of
                                            Number of   ------------------------                  Mortgage Loans
Property Type                          Mortgage Loans          Principal Balance            by Principal Balance
--------------------------     ----------------------   ------------------------     ---------------------------
Single Family                                  1,812            $108,678,898.66                           76.44%
Manufactured Housing                             336              24,697,857.45                           17.37
2-4 Family                                        80               4,798,751.69                            3.38
PUD                                               17               1,783,370.04                            1.25
Condo                                             20               1,012,667.07                            0.71
Townhouse                                         24               1,203,827.39                            0.85
                                                  --               ------------                            ----
                              Total            2,289            $142,175,372.30                          100.00%


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                     Computational Materials for
[BEAR STEARNS LOGO]                  Bear Stearns Asset Backed Securities, Inc.
                                     Asset-Backed Certificates, Series 2000-2

--------------------------------------------------------------------------------


                               COLLATERAL SUMMARY

                                  Loan Group II



               Cut-Off Date                                       11/1/00

               Total Outstanding Balance:                         $96,905,349.98

               Number of Loans:                                   1,981

               Average Remaining Balance:                         $48,917.39 (range: $680.39 - $417,318.51)

               Loan Type:                                         100.00% fixed-rate loans

               WA Gross Coupon:                                   10.29% (range: 6.15% - 16.00%)

               Original Weighted Average Term:                    284 months (range:  30 - 429 months)

               Remaining Weighted Average Term:                   263 months (range:  3 - 355 months)

               Lien Position:                                     96.17% first, 3.83% second

               WA LTV Ratio:                                      81.71%

               WA Credit Score:                                   610

               Documentation:                                     89.43% full,
                                                                  8.36% alt/lite,
                                                                  1.03% income only,
                                                                  0.75% no income no asset,
                                                                  0.43% unknown.

               Property Type:                                     84.80% single family,
                                                                  5.17% manufactured housing,
                                                                  4.93% land,
                                                                  2.80% 2-4 family,
                                                                  1.19% PUD,
                                                                  0.72% condo,
                                                                  0.38% townhouse.

               Owner Occupancy:                                   98.83% owner occupied,
                                                                  1.17% non-owner occupied.

               Loan Purpose:                                      93.36% cash-out refi,
                                                                  6.44% purchase,
                                                                  0.20% unknown.

               Geographic Distribution:                           NC (8.64%), CA (7.99%), LA (7.48%),
               (all states >=5.00%)                               NY (6.79%), OH (6.24%)

               Deliquency Status                                  31-60 days 3.34%



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                     Computational Materials for
[BEAR STEARNS LOGO]                  Bear Stearns Asset Backed Securities, Inc.
                                     Asset-Backed Certificates, Series 2000-2

--------------------------------------------------------------------------------


Loan Group II - Characteristics

--------------------------------------------------------------------------------
Set forth below is a description of certain characteristics of the Mortgage Loans in Loan Group II as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Mortgage Loans in Loan Group II are as of the Cut-Off Date and all percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).

--------------------------------------------------------------------------------



                         Outstanding Principal Balances

--------------------------------------------
--------------------------------------------                                                -----------------------------
--------------------------------------------                                                                   Percent of
--------------------------------------------        Number of                                              Mortgage Loans
       Range of Principal Balances ($)          Mortgage Loans          Principal Balance            by Principal Balance
--------------------------------------------  ----------------      ---------------------   -----------------------------
             $0.01    to     $25,000.00                    504              $8,570,250.37                             8.84%
        $25,000.01    to     $50,000.00                    718              26,177,420.80                            27.01
        $50,000.01    to     $75,000.00                    470              28,553,557.70                            29.47
        $75,000.01    to     $100,000.00                   167              14,176,295.52                            14.63
       $100,000.01    to     $125,000.00                    63               7,016,157.29                             7.24
       $125,000.01    to     $150,000.00                    19               2,569,224.46                             2.65
       $150,000.01    to     $175,000.00                     7               1,116,590.93                             1.15
       $175,000.01    to     $200,000.00                     6               1,099,817.02                             1.13
       $200,000.01    to     $225,000.00                     4                 856,843.35                             0.88
       $225,000.01    to     $250,000.00                     2                 465,071.09                             0.48
       $250,000.01    to     $275,000.00                     8               2,076,945.22                             2.14
       $275,000.01    to     $300,000.00                     6               1,697,534.15                             1.75
       $300,000.01    to     $325,000.00                     2                 631,900.98                             0.65
       $325,000.01    to     $350,000.00                     1                 326,776.06                             0.34
       $350,000.01    to     $375,000.00                     1                 351,369.43                             0.36
       $375,000.01    to     $400,000.00                     1                 399,175.03                             0.41
       $400,000.01     +     $425,000.00                     2                 820,420.58                             0.85
                                                         -----             --------------                           ------
                                        Total            1,981             $96,905,349.98                           100.00%

As of the Cut-Off Date, the average Principal Balance of the Mortgage Loans in Loan Group II is approximately $48,917.39.





--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                     Computational Materials for
[BEAR STEARNS LOGO]                  Bear Stearns Asset Backed Securities, Inc.
                                     Asset-Backed Certificates, Series 2000-2

--------------------------------------------------------------------------------



                          Combined Loan-to-Value Ratios


--------------------------------
--------------------------------                                                            --- ----------------------------
--------------------------------                                                                                Percent of
           Range of Combined                         Number of                                              Mortgage Loans
       Loan-to-Value Ratios (%)                 Mortgage Loans          Principal Balance             by Principal Balance
--------------------------------         ----------------------    -----------------------  --------------------------------
        5.01%    to     10.00%                               2                 $15,304.61                             0.02%
       10.01%    to     20.00%                              11                 188,915.58                             0.19
       20.01%    to     25.00%                              10                 216,999.90                             0.22
       25.01%    to     30.00%                              13                 237,806.62                             0.25
       30.01%    to     40.00%                              41                 831,315.87                             0.86
       40.01%    to     50.00%                              89               2,415,888.51                             2.49
       50.01%    to     60.00%                             129               4,076,531.90                             4.21
       60.01%    to     70.00%                             174               6,299,724.81                             6.50
       70.01%    to     80.00%                             452              19,957,879.84                            20.60
       80.01%    to     90.00%                             637              37,639,207.48                            38.84
       90.01%    to     100.00%                            411              24,634,313.74                            25.42
      100.01%    to     110.00%                              8                 211,353.04                             0.22
      110.01%    to     120.00%                              2                  64,153.48                             0.07
      120.01%    to     125.00%                              2                 115,954.60                             0.12
                                                         -----             --------------                           ------
                                        Total            1,981             $96,905,349.98                           100.00%

As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Mortgage Loans in Loan Group II is approximately 81.71%.





--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                     Computational Materials for
[BEAR STEARNS LOGO]                  Bear Stearns Asset Backed Securities, Inc.
                                     Asset-Backed Certificates, Series 2000-2

--------------------------------------------------------------------------------


                           Geographical Distributions


--------------------------------
--------------------------------         ----------------------                             --------------------------------
--------------------------------         ----------------------                                                   Percent of
--------------------------------                      Number of    -----------------------                    Mortgage Loans
Location                                         Mortgage Loans          Principal Balance              by Principal Balance
--------------------------------         ----------------------    -----------------------  --------------------------------
North Carolina                                              161              $8,373,994.65                              8.64%
California                                                   77               7,746,251.37                              7.99
Louisiana                                                   182               7,250,619.52                              7.48
New York                                                    139               6,580,381.23                              6.79
Ohio                                                        133               6,045,915.07                              6.24
Michigan                                                    126               4,580,387.97                              4.73
Indiana                                                      92               4,240,414.82                              4.38
Pennsylvania                                                 84               4,197,813.88                              4.33
Tennessee                                                    90               4,136,234.11                              4.27
Mississippi                                                  97               3,719,994.14                              3.84
Kentucky                                                     84               3,296,160.49                              3.40
Maine                                                        46               2,815,090.52                              2.90
Oklahoma                                                     81               2,697,690.58                              2.78
Georgia                                                      55               2,434,437.32                              2.51
Iowa                                                         48               2,370,847.63                              2.45
Illinois                                                     60               2,226,619.00                              2.30
Florida                                                      43               2,107,596.64                              2.17
Other                                                       383              22,084,901.04                             22.79
                                                          -----             --------------                            ------
                                        Total             1,981             $96,905,349.98                            100.00%

  The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the total Principal Balance of Loan Group II as of the Cut-Off Date.





--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                     Computational Materials for
[BEAR STEARNS LOGO]                  Bear Stearns Asset Backed Securities, Inc.
                                     Asset-Backed Certificates, Series 2000-2

--------------------------------------------------------------------------------


                              Current Gross Coupon



--------------------------------
--------------------------------                                                            -------------------------------
--------------------------------                                                                                 Percent of
--------------------------------                     Number of                                               Mortgage Loans
      Range of Coupons (%)                      Mortgage Loans          Principal Balance              by Principal Balance
--------------------------------          ---------------------    -----------------------  -------------------------------
      6.001%   to     6.500%                                 3                $270,516.83                              0.28%
      6.501%   to     7.000%                                39               2,948,174.09                              3.04
      7.001%   to     7.500%                                 4                 230,514.78                              0.24
      7.501%   to     8.000%                                 5                 256,772.89                              0.26
      8.001%   to     8.500%                                34               2,695,817.59                              2.78
      8.501%   to     9.000%                               177              13,683,377.86                             14.12
      9.001%   to     9.500%                               253              15,621,033.14                             16.12
      9.501%   to    10.000%                               290              16,162,883.93                             16.68
     10.001%   to    10.500%                               186              10,009,994.04                             10.33
     10.501%   to    11.000%                               157               8,150,340.41                              8.41
     11.001%   to    11.500%                               169               6,315,796.11                              6.52
     11.501%   to    12.000%                               231               8,456,975.41                              8.73
     12.001%   to    12.500%                                53               1,897,506.81                              1.96
     12.501%   to    13.000%                               215               5,468,288.52                              5.64
     13.001%   to    13.500%                                73               2,607,211.82                              2.69
     13.501%   to    14.000%                                31                 810,393.26                              0.84
     14.001%   to    14.500%                                18                 401,913.15                              0.41
     14.501%   to    15.000%                                22                 370,773.53                              0.38
     15.001%   to    15.500%                                19                 505,680.68                              0.52
     15.501%   to    16.000%                                 2                  41,385.13                              0.04
                                                         -----             --------------                            ------
                                        Total            1,981             $96,905,349.98                            100.00%

As of the Cut-Off Date, the weighted average current gross coupon of the Mortgage Loans in Loan Group II is approximately 10.29%.



                       Months Remaining to Stated Maturity


--------------------------------
--------------------------------                                                            -------------------------------
--------------------------------                                                                                 Percent of
--------------------------------                     Number of                                               Mortgage Loans
      Range of Remaining Terms                  Mortgage Loans          Principal Balance              by Principal Balance
--------------------------------           --------------------    ---------------------    -------------------------------
            1    to    48                                   44                $408,108.68                             0.42%
           49    to    60                                    7                  76,010.96                             0.08
           61    to    120                                 254               5,367,192.39                             5.54
          121    to    180                                 733              26,660,296.27                            27.51
          181    to    240                                 169               8,158,136.44                             8.42
          241    to    300                                  20               1,132,146.07                             1.17
          301    to    360                                 754              55,103,459.17                            56.86
                                                         -----             --------------                           ------
                                        Total            1,981             $96,905,349.98                           100.00%

   As of the Cut-Off Date, the weighted average months remaining to scheduled maturity of the Mortgage Loans in Loan Group II is approximately 263 months.




--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                     Computational Materials for
[BEAR STEARNS LOGO]                  Bear Stearns Asset Backed Securities, Inc.
                                     Asset-Backed Certificates, Series 2000-2

--------------------------------------------------------------------------------



                                  Lien Position

--------------------------------
--------------------------------                                                            -------------------------------
--------------------------------                                                                                 Percent of
--------------------------------                      Number of                                              Mortgage Loans
Lien Position                                    Mortgage Loans         Principal Balance              by Principal Balance
--------------------------------       ------------------------    -----------------------  -------------------------------

First                                                    1,814             $93,196,824.42                           96.17%
Second                                                     167               3,708,525.56                            3.83
                                                         -----             --------------                          ------
                                        Total            1,981             $96,905,349.98                          100.00%




                                 Occupancy Types


--------------------------------
--------------------------------                                                            -------------------------------
--------------------------------                                                                                Percent of
Occupancy                                           Number of      -----------------------                  Mortgage Loans
(as indicated by Borrower)                     Mortgage Loans          Principal Balance              by Principal Balance
--------------------------------      -------------------------    -----------------------  -------------------------------
Owner Occupied                                          1,944             $95,772,076.86                            98.83%
Investment                                                 36               1,082,370.16                             1.12
Second Home                                                 1                  50,902.96                             0.05
                                                        -----             --------------                           ------
                                      Total             1,981             $96,905,349.98                           100.00%





                                  Loan Purpose


--------------------------------
--------------------------------                                                            -------------------------------
--------------------------------                                                                                Percent of
--------------------------------                    Number of      -----------------------                  Mortgage Loans
Loan Purpose                                   Mortgage Loans          Principal Balance              by Principal Balance
--------------------------------      -------------------------    -----------------------  --------------------------------
Cash-Out Refi                                           1,883             $90,472,384.14                             93.36%
Purchase                                                   90               6,243,708.75                              6.44
Unknown                                                     8                 189,257.09                              0.20
                                                        -----             --------------                              ----
                                      Total             1,981             $96,905,349.98                            100.00%




--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                     Computational Materials for
[BEAR STEARNS LOGO]                  Bear Stearns Asset Backed Securities, Inc.
                                     Asset-Backed Certificates, Series 2000-2

--------------------------------------------------------------------------------


                                  Credit Scores


--------------------------------
--------------------------------                                                            --------------------------------
--------------------------------                                                                                Percent of
--------------------------------                     Number of                                              Mortgage Loans
       Range of Credit Scores                   Mortgage Loans          Principal Balance             by Principal Balance
--------------------------------      -------------------------    -----------------------  --------------------------------
           Not Available                                    45              $1,333,486.32                             1.38%
            1    to    499                                 113               5,439,227.32                             5.61
          500    to    519                                 134               5,513,082.75                             5.69
          520    to    539                                 164               7,802,962.38                             8.05
          540    to    559                                 150               6,992,635.10                             7.22
          560    to    579                                 165               8,339,113.38                             8.61
          580    to    599                                 170               8,382,162.12                             8.65
          600    to    619                                 168               8,112,181.25                             8.37
          620    to    639                                 186               8,912,060.17                             9.20
          640    to    659                                 207              10,399,068.51                            10.73
          660    to    679                                 167               8,844,988.44                             9.13
          680    to    699                                 106               5,724,846.08                             5.91
          700    to    719                                 105               6,068,517.88                             6.26
          720    to    739                                  39               1,982,918.80                             2.05
          740    to    759                                  39               1,896,426.31                             1.96
          760    to    779                                  14                 774,179.19                             0.80
          780    to    799                                   6                 260,884.62                             0.27
          800    +                                           3                 126,609.36                             0.13
                                                         -----             --------------                             ----
                                        Total            1,981             $96,905,349.98                           100.00%


   As of the Cut-Off Date, the weighted average Credit Score of the Borrower of the Mortgage Loans having Credit Scores in Loan Group II is approximately 610.

                                  Property Type


                                      -------------------------
                                      -------------------------                                                Percent of
                                                    Number of      -----------------------                 Mortgage Loans
Property Type                                  Mortgage Loans          Principal Balance             by Principal Balance
--------------------------------      -------------------------    -----------------------  --------------------------------
Single Family                                           1,673             $82,179,088.87                            84.80%
Manufactured Housing                                      155               5,014,341.01                             5.17
Land                                                       66               4,782,021.60                             4.93
2-4 Family                                                 62               2,708,964.39                             2.80
PUD                                                         6               1,155,607.05                             1.19
Condo                                                      10                 693,488.73                             0.72
Townhouse                                                   9                 371,838.33                             0.38
                                                        -----             --------------                           ------
                                       Total            1,981             $96,905,349.98                           100.00%





--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      Computational Materials for
[BEAR STEARNS LOGO]                   Bear Stearns Asset Backed Securities, Inc.
                                      Asset-Backed Certificates, Series 2000-2
--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY

                                 Loan Group III

      Cut-Off Date                           11/1/00

      Total Outstanding Balance:             $53,337,865.09

      Number of Loans:                       615

      Average Remaining Balance:             $86,728.24 (range: $10,840.30 - $485,753.82)

      WA Gross Coupon:                       10.55% (range: 7.99% - 15.58%)

      WA Gross Margin                        6.09% (range: 3.20% - 8.15%)

      WA Max Loan Rate                       16.27% (range: 11.63% - 21.58%)

      Original Weighted Average Term:        350 months (range: 120 - 360 months)

      Remaining Weighted Average Term:       332 months (range: 98 - 355 months)

      Lien Position:                         100.00% first

      WA LTV Ratio:                          81.86%

      WA Credit Score:                       588

      Documentation:                         82.59% full,
                                             9.10% alt/lite,
                                             6.88% no income no asset,
                                             1.27% income only,
                                             0.16% unknown.

      Property Type:                         89.20% single family,
                                             3.36% 2-4 Family,
                                             3.27% PUD,
                                             1.89% manufactured housing,
                                             1.70% condo,
                                             0.57% townhouse.

      Owner Occupancy:                       96.87% owner occupied,
                                             3.13% non-owner occupied.

      Loan Purpose:                          63.72% cash-out refi,
                                             29.08% purchase,
                                             7.03% rate/term refi,
                                             0.17% unknown.

      Geographic Distribution:               GA (10.14%), CA (9.47%),
      (all states >= 5.00%)                  OH (5.39%), MI (5.07%)

      Deliquency Status                      5.32% 31-60 days



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      Computational Materials for
[BEAR STEARNS LOGO]                   Bear Stearns Asset Backed Securities, Inc.
                                      Asset-Backed Certificates, Series 2000-2
--------------------------------------------------------------------------------


Loan Group III - Characteristics

--------------------------------------------------------------------------------
Set forth below is a description of certain characteristics of the Mortgage Loans in Loan Group III as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Mortgage Loans in Loan Group II are as of the Cut-Off Date and all percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).
--------------------------------------------------------------------------------


                         Outstanding Principal Balances

-----------------------------------------
-----------------------------------------                                           -----------------------
-----------------------------------------                                                        Percent of
-----------------------------------------         Number of                                  Mortgage Loans
    Range of Principal Balances ($)          Mortgage Loans      Principal Balance     by Principal Balance
-----------------------------------------  ----------------  ---------------------  -----------------------
          $0.01    to     $25,000.00                     39            $814,072.44                     1.53%
     $25,000.01    to     $50,000.00                    122           4,674,049.03                     8.76
     $50,000.01    to     $75,000.00                    183          11,350,555.21                    21.28
     $75,000.01    to     $100,000.00                    98           8,566,755.38                    16.06
    $100,000.01    to     $125,000.00                    57           6,407,728.31                    12.01
    $125,000.01    to     $150,000.00                    45           6,115,213.99                    11.47
    $150,000.01    to     $175,000.00                    21           3,353,574.01                     6.29
    $175,000.01    to     $200,000.00                    17           3,185,774.65                     5.97
    $200,000.01    to     $225,000.00                    12           2,550,932.28                     4.78
    $225,000.01    to     $250,000.00                     7           1,641,479.01                     3.08
    $250,000.01    to     $275,000.00                     2             536,288.50                     1.01
    $275,000.01    to     $300,000.00                     5           1,449,894.01                     2.72
    $300,000.01     +                                     7           2,691,548.27                     5.05
                                                        ---         --------------                  -------
                                     Total              615         $53,337,865.09                   100.00%

As of the Cut-Off Date, the average Principal Balance of the Mortgage Loans in Loan Group III is approximately $86,728.24.





--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      Computational Materials for
[BEAR STEARNS LOGO]                   Bear Stearns Asset Backed Securities, Inc.
                                      Asset-Backed Certificates, Series 2000-2
--------------------------------------------------------------------------------



                          Combined Loan-to-Value Ratios

-----------------------------------------
-----------------------------------------
-----------------------------------------                                                        Percent of
           Range of Combined                      Number of                                  Mortgage Loans
       Loan-to-Value Ratios (%)              Mortgage Loans      Principal Balance     by Principal Balance
-----------------------------------------  ----------------  ---------------------  -----------------------
       10.01%    to     20.00%                            1             $23,762.91                    0.04%
       20.01%    to     30.00%                            3             204,359.80                    0.38
       30.01%    to     40.00%                            2              58,773.01                    0.11
       40.01%    to     50.00%                            7             324,747.57                    0.61
       50.01%    to     60.00%                           16             948,418.19                    1.78
       60.01%    to     70.00%                           62           4,454,713.30                    8.35
       70.01%    to     80.00%                          214          19,321,436.78                   36.22
       80.01%    to     90.00%                          215          19,884,644.93                   37.28
       90.01%    to     100.00%                          90           7,767,653.51                   14.56
      100.01%    to     110.00%                           4             250,639.93                    0.47
      110.01%    to     120.00%                           1              98,715.16                    0.19
                                                        ---         --------------                  ------
                                        Total           615         $53,337,865.09                  100.00%

As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Mortgage Loans in Loan Group III is approximately 81.86%.


                           Geographical Distributions

-----------------------------------------
-----------------------------------------  ----------------                         -----------------------
-----------------------------------------  ----------------                                      Percent of
-----------------------------------------         Number of  ---------------------           Mortgage Loans
             Location                        Mortgage Loans      Principal Balance     by Principal Balance
-----------------------------------------  ----------------  ---------------------  -----------------------
Georgia                                                 $47           5,409,549.55                   10.14%
California                                               37           5,051,463.82                    9.47
Ohio                                                     47           2,872,653.20                    5.39
Michigan                                                 40           2,703,060.69                    5.07
Florida                                                  23           2,600,596.00                    4.88
Indiana                                                  40           2,426,276.82                    4.55
Washington                                               17           2,252,572.42                    4.22
Texas                                                    18           1,906,927.29                    3.58
North Carolina                                           21           1,709,884.74                    3.21
Louisiana                                                20           1,678,719.25                    3.15
New Jersey                                               13           1,635,255.76                    3.07
Tennessee                                                24           1,625,063.94                    3.05
Utah                                                     15           1,517,184.73                    2.84
Mississippi                                              20           1,412,378.78                    2.65
New York                                                 10           1,351,030.95                    2.53
Illinois                                                 20           1,297,538.83                    2.43
Colorado                                                 11           1,197,721.18                    2.25
Minnesota                                                11           1,199,388.77                    2.25
Other                                                   181          13,490,598.37                   25.29
                                                        ---         --------------                  ------
                                        Total           615         $53,337,865.09                  100.00%

The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the total Principal Balance of Loan Group III as of the Cut-Off Date.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      Computational Materials for
[BEAR STEARNS LOGO]                   Bear Stearns Asset Backed Securities, Inc.
                                      Asset-Backed Certificates, Series 2000-2
--------------------------------------------------------------------------------


                              Current Gross Coupon

-----------------------------------------
-----------------------------------------
-----------------------------------------                                                        Percent of
-----------------------------------------         Number of                                  Mortgage Loans
           Range of Coupons (%)              Mortgage Loans      Principal Balance     by Principal Balance
-----------------------------------------  ----------------  ---------------------  -----------------------
      7.501%   to    8.000%                               3            $777,296.95                    1.46%
      8.001%   to    8.500%                               6             516,853.35                    0.97
      8.501%   to    9.000%                              23           2,736,477.51                    5.13
      9.001%   to    9.500%                              46           5,422,506.39                   10.17
      9.501%   to    10.000%                             85           8,369,842.61                   15.69
     10.001%   to    10.500%                            122          10,864,807.45                   20.37
     10.501%   to    11.000%                            121          11,471,960.09                   21.51
     11.001%   to    11.500%                             62           5,099,082.60                    9.56
     11.501%   to    12.000%                             54           3,463,491.91                    6.49
     12.001%   to    12.500%                             18           1,025,917.08                    1.92
     12.501%   to    13.000%                             43           2,049,321.42                    3.84
     13.001%   to    13.500%                             16             763,413.43                    1.43
     13.501%   to    14.000%                              4             159,640.20                    0.30
     14.001%   to    14.500%                              6             305,381.58                    0.57
     14.501%   to    15.000%                              4             221,586.04                    0.42
     15.001%   to    15.500%                              1              59,760.39                    0.11
     15.501%   to    16.000%                              1              30,526.09                    0.06
                                                        ---         --------------                  ------
                                        Total           615         $53,337,865.09                  100.00%

As of the Cut-Off Date, the weighted average current gross coupon of the Mortgage Loans in Loan Group II is approximately 10.55%.


                       Months Remaining to Stated Maturity

-----------------------------------------
-----------------------------------------                                           -----------------------
-----------------------------------------                                                        Percent of
-----------------------------------------         Number of                                  Mortgage Loans
       Range of Remaining Terms              Mortgage Loans      Principal Balance     by Principal Balance
-----------------------------------------  ----------------  ---------------------  -----------------------
           61    to    120                                2             $25,510.83                    0.05%
          121    to    180                               46           1,759,944.13                    3.30
          181    to    240                               33           1,611,147.55                    3.02
          241    to    300                                3             245,272.59                    0.46
          301    to    360                              531          49,695,989.99                   93.17
                                                        ---         --------------                  ------
                                        Total           615         $53,337,865.09                  100.00%

As of the Cut-Off Date, the weighted average months remaining to scheduled maturity of the Mortgage Loans in Loan Group III is approximately 332 months.





--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      Computational Materials for
[BEAR STEARNS LOGO]                   Bear Stearns Asset Backed Securities, Inc.
                                      Asset-Backed Certificates, Series 2000-2
--------------------------------------------------------------------------------


                                  Lien Position


-----------------------------------------
-----------------------------------------                                           -----------------------
-----------------------------------------                                                        Percent of
-----------------------------------------         Number of                                  Mortgage Loans
Lien Position                                Mortgage Loans      Principal Balance     by Principal Balance
-----------------------------------------  ----------------  ---------------------  -----------------------
First                                                   615         $53,337,865.09                  100.00%
                                                        ---         --------------                  ------
                                        Total           615         $53,337,865.09                  100.00%


                                 Occupancy Types


-----------------------------------------
-----------------------------------------                                           -----------------------
-----------------------------------------                                                        Percent of
Occupancy                                         Number of  ---------------------           Mortgage Loans
(as indicated by Borrower)                   Mortgage Loans      Principal Balance     by Principal Balance
-----------------------------------------  ----------------  ---------------------  -----------------------
Owner Occupied                                          583         $51,667,020.03                   96.87%
Investment                                               30           1,607,166.33                    3.01
Unknown                                                   1              40,589.09                    0.08
Second Home                                               1              23,089.64                    0.04
                                                        ---         --------------                  ------
                                      Total             615         $53,337,865.09                  100.00%


                                  Loan Purpose


-----------------------------------------
-----------------------------------------                                           -----------------------
-----------------------------------------                                                        Percent of
-----------------------------------------         Number of  ---------------------           Mortgage Loans
Loan Purpose                                 Mortgage Loans      Principal Balance     by Principal Balance
-----------------------------------------  ----------------  ---------------------  -----------------------
Cash-Out Refi                                           421         $33,988,115.68                   63.72%
Purchase                                                157          15,510,806.39                   29.08
Rate/Term Refi                                           35           3,748,293.77                    7.03
Unknown                                                   2              90,649.25                    0.17
                                                        ---         --------------                  ------
                                      Total             615         $53,337,865.09                  100.00%





--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      Computational Materials for
[BEAR STEARNS LOGO]                   Bear Stearns Asset Backed Securities, Inc.
                                      Asset-Backed Certificates, Series 2000-2
--------------------------------------------------------------------------------


                                  Credit Scores

-----------------------------------------
-----------------------------------------                                           -----------------------
-----------------------------------------                                                        Percent of
-----------------------------------------         Number of                                  Mortgage Loans
         Range of Credit Scores              Mortgage Loans      Principal Balance     by Principal Balance
-----------------------------------------  ----------------  ---------------------  -----------------------
             Not Available                               15          $1,170,519.74                    2.19%
            1    To    499                               40           2,808,424.56                    5.27
          500    To    519                               49           4,179,002.46                    7.83
          520    To    539                               64           5,521,248.43                   10.35
          540    To    559                               66           5,546,646.32                   10.40
          560    To    579                               72           6,893,308.03                   12.92
          580    To    599                               67           6,150,185.75                   11.53
          600    To    619                               63           5,201,705.26                    9.75
          620    To    639                               65           5,601,971.80                   10.50
          640    To    659                               36           3,035,294.63                    5.69
          660    To    679                               31           2,924,525.38                    5.48
          680    To    699                               19           1,961,958.72                    3.68
          700    To    719                               12             902,083.07                    1.69
          720    To    739                               13           1,262,982.44                    2.37
          740    To    759                                1              90,131.03                    0.17
          760    To    779                                2              87,877.47                    0.16
                                                        ---         --------------                  ------
                                        Total           615         $53,337,865.09                  100.00%

As of the Cut-Off Date, the weighted average Credit Score of the Borrower of the Mortgage Loans having Credit Scores in Loan Group III is approximately 588.


                                  Property Type

                                           ----------------                         -----------------------
                                           ----------------                                      Percent of
                                                  Number of  ---------------------           Mortgage Loans
Property Type                                Mortgage Loans      Principal Balance     by Principal Balance
-----------------------------------------  ----------------  ---------------------  -----------------------
Single Family                                           549         $47,574,952.49                   89.20%
2-4 Family                                               22           1,794,467.62                    3.36
PUD                                                      15           1,746,626.27                    3.27
Manufactured Housing                                     12           1,009,493.93                    1.89
Condo                                                    12             908,536.39                    1.70
Townhouse                                                 5             303,788.39                    0.57
                                                        ---         --------------                  ------
                                       Total            615         $53,337,865.09                  100.00%




--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      Computational Materials for
[BEAR STEARNS LOGO]                   Bear Stearns Asset Backed Securities, Inc.
                                      Asset-Backed Certificates, Series 2000-2
--------------------------------------------------------------------------------


                               Gross Coupon Margin


-----------------------------------------
-----------------------------------------
-----------------------------------------                                                        Percent of
-----------------------------------------         Number of                                  Mortgage Loans
      Range of Margins (%)                   Mortgage Loans      Principal Balance     by Principal Balance
-----------------------------------------  ----------------  ---------------------  -----------------------
      0.001%   to    4.000%                              51          $4,014,168.49                    7.53%
      4.001%   to    5.000%                              90           7,195,488.04                   13.49
      5.001%   to    6.000%                             158          11,703,833.03                   21.94
      6.001%   to    7.000%                             198          17,966,632.72                   33.68
      7.001%   to    8.000%                             116          12,334,904.56                   23.13
      8.001%   to    9.000%                               2             122,838.25                    0.23
                                                        ---         --------------                  ------
                                        Total           615         $53,337,865.09                  100.00%

As of the Cut-Off Date, the weighted average gross coupon margin of the Mortgage Loans in Loan Group III is approximately 6.09%.


                              Next Adjustment Date

-----------------------------------------
-----------------------------------------  ----------------                         -----------------------
-----------------------------------------  ----------------                                      Percent of
-----------------------------------------         Number of  ---------------------           Mortgage Loans
Month                                        Mortgage Loans      Principal Balance     by Principal Balance
-----------------------------------------  ----------------  ---------------------  -----------------------


Dec-00                                                   7             $440,406.46                    0.83%
Jan-01                                                  17            1,480,135.87                    2.78
Feb-01                                                  53            3,335,250.95                    6.25
Mar-01                                                  46            3,964,405.84                    7.43
Apr-01                                                  13            1,189,295.67                    2.23
May-01                                                  16            1,177,250.46                    2.21
Jun-01                                                  15            1,233,875.18                    2.31
Jul-01                                                  13            1,411,623.94                    2.65
Aug-01                                                  16            2,301,789.11                    4.32
Sep-01                                                  20            1,906,233.21                    3.57
Oct-01                                                  15            1,403,734.40                    2.63
Nov-01                                                  33            2,943,605.15                    5.52
Dec-01                                                  17            2,461,795.94                    4.62
Jan-02                                                  27            2,314,618.12                    4.34
Feb-02                                                 131           10,518,535.77                   19.72
Mar-02                                                  77            6,102,407.33                   11.44
Apr-02                                                  27            1,911,592.83                    3.58
May-02                                                  13            1,040,672.45                    1.95
Jun-02                                                   6              701,083.13                    1.31
Jul-02                                                   3              418,282.40                    0.78
Aug-02                                                   6              688,844.21                    1.29
Sep-02                                                   4              294,168.81                    0.55
Oct-02                                                   5              517,582.22                    0.97
Nov-02                                                   5              655,828.84                    1.23
Dec-02                                                   5              534,992.23                    1.00
Jan-03                                                   3              220,980.58                    0.41
Feb-03                                                   6              789,392.68                    1.48
Mar-03                                                   5              442,599.84                    0.83
Apr-03                                                   4              460,890.94                    0.86
May-03                                                   6              449,049.21                    0.84
Jun-03                                                   1               26,941.32                    0.05
                                                       ---          --------------                  ------
                                        Total          615          $53,337,865.09                  100.00%






--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      Computational Materials for
[BEAR STEARNS LOGO]                   Bear Stearns Asset Backed Securities, Inc.
                                      Asset-Backed Certificates, Series 2000-2
--------------------------------------------------------------------------------


                                  Maximum Rate

-----------------------------------------
-----------------------------------------
-----------------------------------------                                                        Percent of
-----------------------------------------         Number of                                  Mortgage Loans
         Maximum Rates (%)                   Mortgage Loans      Principal Balance     by Principal Balance
-----------------------------------------  ----------------  ---------------------  -----------------------

      1.000% to 12.000%                              1                $107,813.03                       0.20%
     13.001% to 14.000%                             13               2,147,452.81                       4.03
     14.001% to 15.000%                             42               4,157,861.59                       7.80
     15.001% to 16.000%                            162              15,532,549.96                      29.12
     16.001% to 17.000%                            241              21,298,868.11                      39.93
     17.001% to 18.000%                            106               7,710,273.27                      14.46
     18.001% to 19.000%                             37               1,838,776.83                       3.45
     19.001% to 20.000%                              8                 342,556.45                       0.64
     20.001% to 21.000%                              3                 111,426.56                       0.21
     21.001% to 22.000%                              2                  90,286.48                       0.17
                                                   ---             --------------                    ------
                Total                              615             $53,337,865.09                    100.00%


As of the Cut-Off Date, the weighted average maximum coupon rate of the Mortgage Loans in Loan Group III is approximately 16.27%.


                                  Minimum Rate

-----------------------------------------
-----------------------------------------
-----------------------------------------                                                        Percent of
-----------------------------------------         Number of                                  Mortgage Loans
         Minimum Rates (%)                   Mortgage Loans      Principal Balance     by Principal Balance
-----------------------------------------  ----------------  ---------------------  -----------------------

      1.000% to 5.000%                                  1                $52,630.63                   0.10%
      5.001% to 6.000%                                  9              1,425,756.07                    2.67
      6.001% to 7.000%                                 30              2,217,412.26                    4.16
      7.001% to 8.000%                                116             10,255,028.79                   19.23
      8.001% to 9.000%                                144             12,430,774.26                   23.31
      9.001% to 10.000%                               111             10,183,442.55                   19.09
     10.001% to 11.000%                               140             11,894,607.95                   22.30
     11.001% to 12.000%                                47              3,971,125.84                    7.45
     12.001% to 13.000%                                 9                572,532.69                    1.07
     13.001% to 14.000%                                 3                132,841.01                    0.25
     14.001% to 15.000%                                 3                111,426.56                    0.21
     15.001% to 16.000%                                 2                 90,286.48                    0.17
                                                      ---            --------------                  ------
                                        Total         615            $53,337,865.09                  100.00%


As of the Cut-Off Date, the weighted average minimum coupon rate of the Mortgage Loans in Loan Group III is approximately 9.18%.




--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                          SENSITIVITY TABLES (TO CALL)

------------------------------------------------------------------------------------------------------------------------------
Class AF-1 (to call)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  13.44         5.75         4.07         3.27          2.52         2.05
Modified Duration (years)                              7.46         4.00         3.08         2.58          2.08         1.73
First Principal Payment                            12/25/00     12/25/00     12/25/00     12/25/00      12/25/00     12/25/00
Last Principal Payment                              7/25/27     12/25/16      8/25/12      5/25/10       5/25/08      3/25/07
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               320          193          141          114            90           76
Illustrative Yield @ Par (30/360)                     7.52%        7.46%        7.43%        7.39%         7.35%        7.30%
------------------------------------------------------------------------------------------------------------------------------

Class AF-2 (to call)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   6.00         1.82         1.26         1.00          0.79         0.67
Modified Duration (years)                              4.53         1.62         1.15         0.93          0.74         0.63
First Principal Payment                            12/25/00     12/25/00     12/25/00     12/25/00      12/25/00     12/25/00
Last Principal Payment                             12/25/11     11/25/04      8/25/03      1/25/03       7/25/02      4/25/02
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               133           48           33           26            20           17
Illustrative Yield @ Par (30/360)                     6.96%        6.96%        6.95%        6.95%         6.95%        6.95%
------------------------------------------------------------------------------------------------------------------------------

Class AF-3 (to call)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  13.08         5.30         3.74         3.00          2.24         1.89
Modified Duration (years)                              8.12         4.23         3.15         2.59          2.00         1.71
First Principal Payment                            12/25/11     11/25/04      8/25/03      1/25/03       7/25/02      4/25/02
Last Principal Payment                             12/25/16      4/25/08      4/25/06      4/25/05       9/25/03      4/25/03
Principal Lockout (months)                              132           47           32           25            19           16
Principal Window (months)                                61           42           33           28            15           13
Illustrative Yield @ Par (30/360)                     7.39%        7.34%        7.30%        7.26%         7.21%        7.17%
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                          SENSITIVITY TABLES (TO CALL)

Class AF-4 (to call)
-----------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  21.42        12.18         9.00         7.22          5.60         4.05
Modified Duration (years)                              9.99         7.46         6.16         5.27          4.33         3.29
First Principal Payment                            12/25/16      4/25/08      4/25/06      4/25/05       9/25/03      4/25/03
Last Principal Payment                              7/25/27     12/25/16      8/25/12      5/25/10       5/25/08      3/25/07
Principal Lockout (months)                              192           88           64           52            33           28
Principal Window (months)                               128          105           77           62            57           48
Illustrative Yield @ Par (30/360)                     7.89%        7.87%        7.85%        7.84%         7.82%        7.78%
------------------------------------------------------------------------------------------------------------------------------

Class A-IO (to call)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   2.49         2.49         2.49         2.49          2.49         2.49
Modified Duration (years)                              2.99         2.99         2.99         2.99          2.99         2.99
First Principal Payment                             5/25/03      5/25/03      5/25/03      5/25/03       5/25/03      5/25/03
Last Principal Payment                              5/25/03      5/25/03      5/25/03      5/25/03       5/25/03      5/25/03
Principal Lockout (months)                               29           29           29           29            29           29
Principal Window (months)                                 1            1            1            1             1            1
Illustrative Yield @ Par (30/360)                   -81.77%      -81.77%      -81.77%      -81.77%       -81.77%      -81.77%
------------------------------------------------------------------------------------------------------------------------------

Class AV-1 (to call)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  19.95         3.87         2.48         1.74          1.28         1.00
Modified Duration (years)                              9.93         3.02         2.09         1.53          1.16         0.92
First Principal Payment                            12/25/00     12/25/00     12/25/00     12/25/00      12/25/00     12/25/00
Last Principal Payment                              7/25/27     12/25/15      5/25/10      2/25/07       5/25/05      6/25/03
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               320          181          114           75            54           31
Illustrative Yield @ Par (30/360)                     7.07%        7.07%        7.06%        7.06%         7.06%        7.06%
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                          SENSITIVITY TABLES (TO CALL)

Class M-1 (to call)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  23.43        10.93         7.83         6.23          5.16         4.90
Modified Duration (years)                             10.16         6.82         5.46         4.61          4.02         3.89
First Principal Payment                             4/25/18      6/25/06      9/25/04     12/25/03       5/25/04     10/25/04
Last Principal Payment                              7/25/27     12/25/16      8/25/12      5/25/10       5/25/08      3/25/07
Principal Lockout (months)                              208           66           45           36            41           46
Principal Window (months)                               112          127           96           78            49           30
Illustrative Yield @ Par (30/360)                     8.12%        8.10%        8.08%        8.06%         8.04%        8.04%
------------------------------------------------------------------------------------------------------------------------------

Class M-2 (to call)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  23.43        10.93         7.83         6.23          5.06         4.57
Modified Duration (years)                              9.95         6.73         5.40         4.57          3.92         3.64
First Principal Payment                             4/25/18      6/25/06      9/25/04     12/25/03       3/25/04      5/25/04
Last Principal Payment                              7/25/27     12/25/16      8/25/12      5/25/10       5/25/08      3/25/07
Principal Lockout (months)                              208           66           45           36            39           41
Principal Window (months)                               112          127           96           78            51           35
Illustrative Yield @ Par (30/360)                     8.37%        8.34%        8.32%        8.30%         8.28%        8.27%
------------------------------------------------------------------------------------------------------------------------------

Class B (to call)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  23.43        10.93         7.83         6.23          5.01         4.43
Modified Duration (years)                              9.37         6.49         5.24         4.46          3.80         3.47
First Principal Payment                             4/25/18      6/25/06      9/25/04     12/25/03       1/25/04      2/25/04
Last Principal Payment                              7/25/27     12/25/16      8/25/12      5/25/10       5/25/08      3/25/07
Principal Lockout (months)                              208           66           45           36            37           38
Principal Window (months)                               112          127           96           78            53           38
Illustrative Yield @ Par (30/360)                     9.11%        9.08%        9.06%        9.04%         9.01%        9.00%
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                        SENSITIVITY TABLES (TO MATURITY)

Class AF-1 (to maturity)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  13.46         6.26         4.55         3.69          2.88         2.37
Modified Duration (years)                              7.46         4.13         3.24         2.75          2.25         1.91
First Principal Payment                            12/25/00     12/25/00     12/25/00     12/25/00      12/25/00     12/25/00
Last Principal Payment                              8/25/28     11/25/27     12/25/24      6/25/21       8/25/17      3/25/15
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               333          324          289          247           201          172
Illustrative Yield @ Par (30/360)                     7.52%        7.48%        7.46%        7.44%         7.40%        7.37%
------------------------------------------------------------------------------------------------------------------------------

Class AF-2 (to maturity)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   6.00         1.82         1.26         1.00          0.79         0.67
Modified Duration (years)                              4.53         1.62         1.15         0.93          0.74         0.63
First Principal Payment                            12/25/00     12/25/00     12/25/00     12/25/00      12/25/00     12/25/00
Last Principal Payment                             12/25/11     11/25/04      8/25/03      1/25/03       7/25/02      4/25/02
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               133           48           33           26            20           17
Illustrative Yield @ Par (30/360)                     6.96%        6.96%        6.95%        6.95%         6.95%        6.95%
------------------------------------------------------------------------------------------------------------------------------

Class AF-3 (to maturity)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  13.08         5.30         3.74         3.00          2.24         1.89
Modified Duration (years)                              8.12         4.23         3.15         2.59          2.00         1.71
First Principal Payment                            12/25/11     11/25/04      8/25/03      1/25/03       7/25/02      4/25/02
Last Principal Payment                             12/25/16      4/25/08      4/25/06      4/25/05       9/25/03      4/25/03
Principal Lockout (months)                              132           47           32           25            19           16
Principal Window (months)                                61           42           33           28            15           13
Illustrative Yield @ Par (30/360)                     7.39%        7.34%        7.30%        7.26%         7.21%        7.17%
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                        SENSITIVITY TABLES (TO MATURITY)


Class AF-4 (to maturity)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  21.42        12.88         9.49         7.53          5.85         4.18
Modified Duration (years)                              9.99         7.64         6.33         5.40          4.46         3.36
First Principal Payment                            12/25/16      4/25/08      4/25/06      4/25/05       9/25/03      4/25/03
Last Principal Payment                              7/25/27      7/25/23     12/25/17     11/25/13       4/25/11      1/25/09
Principal Lockout (months)                              192           88           64           52            33           28
Principal Window (months)                               128          184          141          104            92           70
Illustrative Yield @ Par (30/360)                     7.89%        7.88%        7.87%        7.85%         7.84%        7.80%
------------------------------------------------------------------------------------------------------------------------------

Class A-IO (to maturity)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   2.49         2.49         2.49         2.49          2.49         2.49
Modified Duration (years)                              2.99         2.99         2.99         2.99          2.99         2.99
First Principal Payment                             5/25/03      5/25/03      5/25/03      5/25/03       5/25/03      5/25/03
Last Principal Payment                              5/25/03      5/25/03      5/25/03      5/25/03       5/25/03      5/25/03
Principal Lockout (months)                               29           29           29           29            29           29
Principal Window (months)                                 1            1            1            1             1            1
Illustrative Yield @ Par (30/360)                   -81.77%      -81.77%      -81.77%      -81.77%       -81.77%      -81.77%
------------------------------------------------------------------------------------------------------------------------------

Class AV-1 (to maturity)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  20.18         3.87         2.48         1.74          1.28         1.00
Modified Duration (years)                              9.97         3.02         2.09         1.53          1.16         0.92
First Principal Payment                            12/25/00     12/25/00     12/25/00     12/25/00      12/25/00     12/25/00
Last Principal Payment                              2/25/29     12/25/15      5/25/10      2/25/07       5/25/05      6/25/03
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               339          181          114           75            54           31
Illustrative Yield @ Par (30/360)                     7.07%        7.07%        7.06%        7.06%         7.06%        7.06%
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    Computational Materials for
[BEAR STEARNS LOGO]                 Bear Stearns Asset Backed Securities, Inc.
                                    Asset-Backed Certificates, Series 2000-2

-------------------------------------------------------------------------------

                        SENSITIVITY TABLES (TO MATURITY)

Class M-1 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  23.59        11.83         8.61         6.88          5.71         5.39
Modified Duration (years)                             10.18         7.02         5.70         4.86          4.27         4.14
First Principal Payment                             4/25/18      6/25/06      9/25/04     12/25/03       5/25/04     10/25/04
Last Principal Payment                              1/25/29     10/25/26      8/25/22     11/25/18       5/25/15      4/25/13
Principal Lockout (months)                              208           66           45           36            41           46
Principal Window (months)                               130          245          216          180           133          103
Illustrative Yield @ Par (30/360)                     8.12%        8.11%        8.10%        8.09%         8.08%        8.08%
------------------------------------------------------------------------------------------------------------------------------

Class M-2 (to maturity)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  23.59        11.80         8.57         6.84          5.58         5.02
Modified Duration (years)                              9.97         6.92         5.63         4.80          4.15         3.87
First Principal Payment                             4/25/18      6/25/06      9/25/04     12/25/03       3/25/04      5/25/04
Last Principal Payment                             12/25/28     12/25/25      4/25/21      8/25/17       4/25/14      6/25/12
Principal Lockout (months)                              208           66           45           36            39           41
Principal Window (months)                               129          235          200          165           122           98
Illustrative Yield @ Par (30/360)                     8.37%        8.36%        8.35%        8.33%         8.32%        8.31%
------------------------------------------------------------------------------------------------------------------------------

Class B (to maturity)
------------------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate) - CPR                               0%           9%          14%          18%           23%          27%
Group II (ARMs) - CPR                                    0%          14%          21%          28%           35%          42%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  23.58        11.71         8.46         6.75          5.46         4.82
Modified Duration (years)                              9.39         6.63         5.42         4.64          4.00         3.66
First Principal Payment                             4/25/18      6/25/06      9/25/04     12/25/03       1/25/04      2/25/04
Last Principal Payment                             10/25/28      9/25/24      6/25/19      1/25/16       2/25/13      5/25/11
Principal Lockout (months)                              208           66           45           36            37           38
Principal Window (months)                               127          220          178          146           110           88
Illustrative Yield @ Par (30/360)                     9.11%        9.08%        9.06%        9.05%         9.03%        9.02%
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.